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Proxy Statement Table of Contents (to be updated)

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Cowen Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
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599 Lexington Avenue
New York, New York 10022

April 30, 2010

Dear Fellow Stockholder:

        You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Cowen Group, Inc. to be held on June 7, 2010, at 10:00 a.m., Eastern Daylight Time, in the conference room on the second floor at 1221 Avenue of the Americas, New York, New York. The information regarding matters to be voted upon at the Annual Meeting is set out in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

        In addition to the election of directors and the ratification of our independent registered public accounting firm, the proxy statement contains a proposal to approve our 2010 Equity and Incentive Plan. The Board of Directors believes that having a new equity and incentive plan is an important component of Cowen's future success. The new plan will allow Cowen to utilize equity in an effort to further its goal of aligning employees' interests with the interests of stockholders, foster an ownership culture among employees, assist in the recruitment and retention of employees, and allow Cowen to pay a portion of total compensation in equity, in lieu of cash. The Board of Directors recommends that you vote for the approval of the new plan.

        It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold or whether you plan to attend the meeting in person. I urge you to read the accompanying proxy statement and vote your shares as soon as possible. The proxy card contains instructions on how to cast your vote.

Sincerely,

Peter A. Cohen
Chairman and Chief Executive Officer

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

Date:	Monday, June 7, 2010
Time:	10:00 a.m., Eastern Daylight Time
Place:	1221 Avenue of the Americas, New York, New York, 10020 Second Floor Conference Room

Purpose:

  1.
  To elect nine members to the Board of Directors of Cowen Group, Inc., for a one-year term or until their successors are elected and qualified.

  2.
  To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Cowen Group, Inc. for the fiscal year ending December 31, 2010.

  3.
  To consider a Company proposal to adopt the 2010 Equity and Incentive Plan.

  4.
  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Record Date:	April 20, 2010—You are eligible to vote if you were a stockholder of record on this date.
Inspection of List of Stockholders of Record:

A list of the stockholders of record as of April 20, 2010 will be available for inspection during ordinary business hours at our offices, 599 Lexington Avenue, New York, New York 10022, from May 25, 2010 to June 4, 2010, as well as at the Annual Meeting.

By Order of the Board of Directors

J. Kevin McCarthy Secretary

April 30, 2010

Important Notice Regarding the Availability of Proxy Materials for the 2010 Annual Meeting of Stockholders to Be Held on June 7, 2010. The Proxy Statement and Annual Report to security holders are also available at www.cowen.com

YOUR VOTE IS IMPORTANT!

        Whether or not you plan to attend the meeting, please submit your proxy card or voting instructions promptly so that we can be assured of having a quorum present at the meeting and so that your shares may be voted in accordance with your wishes. Most stockholders have a choice of voting over the Internet, by telephone or by using a traditional proxy card. Please refer to the attached proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

 Proxy Statement
Table of Contents (to be updated)

PROXY STATEMENT
2010 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 7, 2010

        The Board of Directors of Cowen Group, Inc., or the Company, is soliciting proxies for use at the annual meeting of stockholders to be held on June 7, 2010 at 1221 Avenue of the Americas, New York, New York, and at any adjournment or postponement of the meeting. This proxy statement and the enclosed proxy card are first being mailed or given to stockholders on or about May 4, 2010.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the meeting?

        At our annual meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders. These include the election of directors, approval of the 2010 Equity and Incentive Plan and ratification of the selection of our independent registered public accounting firm for 2010. Also, management will report on matters of current interest to our stockholders and respond to questions from our stockholders.

Who is entitled to vote at the meeting?

        The Board has set April 20, 2010 as the record date for the annual meeting. If you were a stockholder of record at the close of business on April 20, 2010, you are entitled to vote at the meeting. As of the record date, 74,656,513 shares of Class A common stock, representing all of our voting stock, were issued and outstanding and, therefore, eligible to vote at the meeting.

What are my voting rights?

        Holders of our Class A common stock are entitled to one vote per share. There are currently no shares of our non-voting Class B common stock outstanding. Therefore, a total of 74,656,513 votes are entitled to be cast at the meeting. There is no cumulative voting.

How many shares must be present to hold the meeting?

        In accordance with our bylaws, shares equal to a majority of our capital stock issued and outstanding and entitled to vote as of the record date must be present at the annual meeting in order to hold the meeting and conduct business. This is called a quorum. Shares are counted as present at the meeting if:

  •
  you are present and vote in person at the meeting; or

  •
  you have properly and timely submitted your proxy as described below under "How do I submit my proxy?"

What is a proxy?

        It is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We refer to this as your "proxy vote." Two of our officers, Peter A. Cohen, our Chairman and Chief Executive Officer, and J. Kevin McCarthy, our General Counsel, have been designated as proxies for our 2010 annual meeting of stockholders.

What is a proxy statement?

        It is a document that we are required to give you, in accordance with regulations promulgated by the Securities and Exchange Commission, or the SEC, when we ask you to designate proxies to vote your shares of Cowen Group, Inc. Class A common stock at a meeting of our stockholders. The proxy statement includes information regarding the matters to be acted upon at the meeting and certain other information required by regulations promulgated by the SEC and rules of the Nasdaq Stock Market.

What is the difference between a stockholder of record and a "street name" holder?

        If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares, while you are considered to be the beneficial owner of those shares. In the latter case, your shares are said to be held in "street name." Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the method described below under "How do I submit my proxy?"

How do I submit my proxy?

        If you are a stockholder of record or if you hold restricted stock, you can submit a proxy to be voted at the meeting in any of the following ways:

  •
  electronically, using the Internet;

  •
  over the telephone by calling a toll-free number; or

  •
  by completing, signing and mailing the enclosed proxy card.

        If you hold your shares in street name, you can vote your shares in the manner prescribed by your broker, bank, trust company or other nominee. Your broker, bank, trust company or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank, trust company or other nominee how to vote your shares.

What does it mean if I receive more than one set of proxy materials?

        If you receive more than one set of proxy materials or multiple control numbers for use in submitting your proxy, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or voting instruction card you receive or, if you submit your proxy by Internet or telephone, vote once for each card or control number you receive.

Can I vote my shares in person at the meeting?

        If you are a stockholder of record, you may vote your shares in person at the meeting by completing a ballot at the meeting. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so your vote will be counted if you later decide not to attend the meeting. If you submit your vote by proxy and later decide to vote in person at the annual meeting, the vote you submit at the meeting will override your proxy vote.

        If you are a street name holder, you may vote your shares in person at the meeting only if you obtain and bring to the meeting a signed letter or other form of proxy from your broker, bank, trust or other nominee giving you the right to vote the shares at the meeting.

How does the Board recommend that I vote?

        The Board of Directors recommends a vote:

  •
  FOR all of the nominees for director;

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  FOR the 2010 Equity and Incentive Plan; and

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  FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Cowen Group, Inc. for the year ending December 31, 2010.

What if I do not specify how I want my shares voted?

        If you are a stockholder of record or a holder of restricted stock and you submit a signed proxy card or submit your proxy by Internet or telephone but do not specify how you want to vote your shares on a particular manner, we will vote your shares:

  •
  FOR all of the nominees for director;

  •
  FOR the 2010 Equity and Incentive Plan; and

  •
  FOR the ratification of the selection of PricewaterhouseCooopers LLP as the independent registered public accounting firm of Cowen Group, Inc. for the year ending December 31, 2010.

        Your vote is important. We urge you to vote, or to instruct your broker, bank, trust or other nominee how to vote, on all matters before the annual meeting. If you are a street name holder and fail to instruct the stockholder of record how you want to vote your shares on a particular matter, those shares are considered to be "uninstructed." New York Stock Exchange rules determine the circumstances under which member brokers of the New York Stock Exchange may exercise discretion to vote "uninstructed" shares held by them on behalf of their clients who are street name holders. These rules generally permit member brokers to exercise voting discretion with respect to uninstructed shares only on certain routine matters, including the ratification of the selection of a company's independent registered public accounting firm, however, recent changes in regulation were made to take away the ability of your bank, broker or other record holder to vote your uninstructed shares in the election of directors on a discretionary basis. The rules do not permit member brokers to exercise voting discretion with respect to the election of directors or the approval of an equity incentive plan, such as the 2010 Equity and Incentive Plan. Therefore, member brokers may not vote uninstructed shares on these matters. An uninstructed share that is not voted by a broker, bank or other nominee is sometimes referred to as a "broker non-vote." A broker non-vote will not have any effect on the approval or rejection of the proposal. For more information regarding the effect of broker non-votes on the outcome of the vote, see below under "How are votes counted?"

Can I change or revoke my vote after submitting my proxy?

        Yes. If you are a record holder or a holder of restricted stock, you may revoke your proxy and change your vote at any time before your proxy is voted at the annual meeting, in any of the following ways:

  •
  by submitting a later-dated proxy by Internet or telephone before the deadline stated on the enclosed proxy card;

  •
  by submitting a later-dated proxy to the corporate secretary of the Company, which must be received by us before the time of the annual meeting;

  •
  by sending a written notice of revocation to the corporate secretary of the Company, which must be received by us before the time of the annual meeting; or

  •
  by voting in person at the meeting.

        If you are a street name holder, please refer to the voting instructions provided to you by your broker, bank, trust company or other nominee.

What vote is required to approve each item of business included in the notice of meeting?

Proposal 1: Election of Directors	The 9 nominees for director will be elected by an affirmative vote of a majority of the votes cast by holders of our Class A common stock present in person or by proxy and entitled to vote on the proposal at the Annual Meeting.
Proposal 2: Approval of 2010 Equity and Incentive Plan
To be approved by our stockholders, this proposal requires the affirmative vote of a majority of the votes cast by holders of our Class A common stock present in person or by proxy and entitled to vote on the proposal at the Annual Meeting.
Proposal 3: Ratification of the Selection of Our Independent Registered Public Accounting Firm
To be approved by our stockholders, this proposal requires the affirmative vote of a majority of the votes cast by holders of our Class A common stock present in person or by proxy and entitled to vote on the proposal at the Annual Meeting.

How are votes counted?

        You may either vote "FOR" or "WITHHOLD" authority to vote for each director nominee. You may vote "FOR," "AGAINST" or "ABSTAIN" on the other proposals. If you properly submit your proxy but withhold authority to vote for one or more director nominees or abstain from voting on one or more of the proposals, your shares will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of shares present in person or by proxy at the Annual Meeting with respect to a proposal, and, therefore, will have the effect of votes against the proposal. If you do not submit your proxy or voting instructions and also do not vote by ballot at the annual meeting, your shares will not be counted as present at the meeting for the purpose of determining either (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of shares present in person or by proxy at the Annual Meeting with respect to a proposal unless you hold your shares in street name and the broker, bank, trust or other nominee has discretion to vote your shares and does so. For the avoidance of doubt, broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting but will have no effect on the outcome of the vote for any proposal. For more information regarding discretionary voting, see the information above under "What if I do not specify how I want my shares voted?"

What constitutes a quorum for the meeting?

        Under Delaware law and the Company's by-laws, the presence of a quorum is required to transact business at the Annual Meeting. A quorum is defined as any number of stockholders, together holding at least a majority of the capital stock of the Company issued and outstanding and entitled to vote, who shall be present in person or represented by proxy at the Annual Meeting.

Will my vote be kept confidential?

        Yes. We have procedures to ensure that, regardless of whether you vote by Internet, telephone, mail or in person:

  •
  all proxies, ballots and voting tabulations that identify stockholders are kept permanently confidential, except as disclosure may be required by federal or state law or expressly permitted by a stockholder; and

  •
  voting tabulations are performed by an independent third party.

How can I attend the meeting?

        All of our stockholders are invited to attend the annual meeting. You may be asked to present valid photo identification, such as a driver's license or passport, before being admitted to the meeting. If you hold your shares in street name, you also may be asked to present proof of ownership to be admitted to the meeting. A brokerage statement or letter from your broker, bank, trust or other nominee proving ownership of the shares on April 20, 2010, the record date, are examples of proof of ownership.

        To help us plan for the meeting, please let us know whether you expect to attend, by responding affirmatively when prompted during Internet or telephone voting or by marking the attendance box on the proxy card.

Who pays for the cost of proxy preparation and solicitation?

        Cowen Group, Inc. pays for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trusts or other nominees for forwarding proxy materials to street name holders. We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone or facsimile or personally. Our directors, officers and regular employees will receive no additional compensation for their services other than their regular compensation.

ITEM 1—ELECTION OF DIRECTORS

        The number of directors currently serving on our Board of Directors is ten. Promptly following the 2010 Annual Meeting of Shareholders, the number of directors constituting the Board will be nine. On November 2, 2009, the transactions (which we refer to as the Transactions) contemplated by the Transaction Agreement and Plan of Merger, dated as of June 3, 2009, by and among the Company, Ramius LLC , a wholly owned subsidiary of the Company (f/k/a Park Exchange LLC, which we refer to as Ramius), Cowen Holdings, following the Transactions, a wholly owned subsidiary of the Company (f/k/a Cowen Group, Inc., which we refer to as Cowen), RCG Holdings LLC (which we refer to as RCG) and Lexington Merger Corp., a wholly owned subsidiary of the Company, were consummated including (1) the merger of Lexington Merger Corp. with and into Cowen Holdings, pursuant to which each outstanding share of common stock of Cowen Holdings, Inc. was converted into one Class A common stock of the Company and (2) the transfer by RCG of substantially all of its assets and liabilities to Ramius in exchange for the Company's issuance to RCG of 37,536,826 shares of Class A common stock of the Company. Except for the initial appointment of directors in connection with the Transactions, the members of our Board of Directors are elected to serve a one-year term or until their successors are elected and qualified.

        Peter A. Cohen, Jules B. Kroll, David M. Malcolm, Jerome S. Markowitz, Jack H. Nusbaum, Edoardo Spezzotti, John E. Toffolon, Jr. and Joseph R. Wright have been nominated for re-election to the Board to serve until our 2011 annual meeting of shareholders or until their successors are elected and qualified. Each of the nominees has agreed to serve as a director if elected. Our Board, upon the recommendation of our Nominating and Corporate Governance Committee, is nominating Steven Kotler for election as a director by shareholders at our Annual Meeting. Mr. Kotler was recommended to our Nominating and Corporate Governance Committee by Jerome S. Markowitz, a current member of the Cowen Group, Inc. Board of Directors. If, for any reason, any nominee becomes unable to serve before the annual meeting occurs, the persons named as proxies may vote your shares for a substitute nominee selected by our Board of Directors.

        L. Thomas Richards, M.D. and Charles W.B. Wardell, III, two of our current directors, have advised the Nominating and Governance Committee that they do not wish to stand for re-election to our Board of Directors at our Annual Meeting. Neither Dr. Richards' nor Mr. Wardell's decision not to stand for re-election involved any disagreements with the Company, our management or the Board of Directors. Therefore, each of Dr. Richards' and Mr. Wardell's service as a director will terminate on the date of our 2010 meeting.

        The Board of Directors recommends a vote FOR the election of the director nominees. Proxies will be voted FOR the election of the nominees unless otherwise specified.

        Each nominee to our Board of Directors brings unique capabilities to the Board. The Board believes that the nominees as a group have the experience and skills in areas such as business management, strategic development, corporate governance, leadership development, asset management, investment banking, finance and risk management and other relevant experience required to build a Board that is effective and responsive to the needs of the Company. In addition, the Board believes that each of our directors possesses sound judgment, integrity, high standards of ethics and a commitment to representing the long-term interests of our shareholders.

        Set forth below is biographical information for each of the nominees for election as director and for the directors who will not stand for reelection. All ages are as of April 20, 2010.

        PETER A. COHEN.    Age 63. Mr. Cohen serves as Chairman of the Company's Board of Directors and Chief Executive Officer of Cowen Group. Mr. Cohen is a founding principal of RCG. From November 1992 to May 1994, Mr. Cohen was Vice Chairman and a director of Republic New York Corporation, as well as a member of its executive management committee. Mr. Cohen was also

Chairman of Republic's subsidiary, Republic New York Securities Corporation. Mr. Cohen was Chairman of the Board and Chief Executive Officer of Shearson Lehman Brothers from 1983 to 1990. Over his career, Mr. Cohen has served on a number of corporate, industry and philanthropic boards, including the New York Stock Exchange, The Federal Reserve International Capital Markets Advisory Committee, The Depository Trust Company, The American Express Company, Olivetti SpA, Telecom Italia SpA, Kroll, Inc. and L-3 Communications. He is presently a Trustee of Mount Sinai Medical Center, Vice Chairman of the Board of Directors of Scientific Games Corporation and a Director of Safe Auto Insurance. Mr. Cohen provides the Board with extensive experience as a senior leader of large and diverse financial institutions, and, as Chief Executive Officer, he will be able to provide in-depth knowledge of the Company's business and affairs, management's perspective on those matters and an avenue of communication between the Board and senior management.

        STEVEN KOTLER.    Age 63. Mr. Kotler currently serves as Vice Chairman of the private equity firm Gilbert Global Equity Partners, which he joined in 2000. Prior to joining Gilbert Global, Mr. Kotler, for 25 years, was with the investment banking firm of Schroder & Co. and its predecessor firm, Wertheim & Co., where he served in various executive capacities including President & Chief Executive Officer, and Group Managing Director and Global Head of Investment and Merchant Banking. Mr. Kotler is a Director of CPM Holdings, an international agricultural process equipment company; a Capital Partner of The Archstone Partnerships; and, Vice Chairman of Stone Tower Capital. Mr. Kotler is a member of the Council on Foreign Relations; and, from 1999-2002, was Council President of The Woodrow Wilson International Center for Scholars. Mr. Kotler has previously served as a Governor of the American Stock Exchange, The New York City Partnership and Chamber of Commerce's Infrastructure and Housing Task Force, The Board of Trustees of Columbia Preparatory School; and, the Board of Overseers of the California Institute of the Arts. Mr. Kotler also previously served as a Director of Cowen Holdings from September 2006 until June 2007. Mr. Kotler provides the Board with extensive experience in leading an international financial institution and expertise in private equity.

        JULES B. KROLL.    Age 68. Mr. Kroll is Chairman of the Board of John Jay College Foundation. Since 2008, Mr. Kroll has been the President of JEMKroll Group, a family consultancy. Mr. Kroll has also been a member of the advisory board of Metalmark Capital Partners, a private equity firm, since 2007. Mr. Kroll founded Kroll Inc. in 1972, where he served as the Chairman of the Board of Directors and Chief Executive Officer until its acquisition by Marsh & McLennan Company in 2004. Following the acquisition of Kroll Inc., Mr. Kroll served as the Vice Chairman of Marsh Inc. and as a member of Marsh McLennan International Advisory Board until his retirement from those positions in 2008. Mr. Kroll is a former Chairman of the Board of the Georgetown Law Center. Mr. Kroll provides the Board with significant public company experience, including extensive experience in risk management.

        DAVID M. MALCOLM.    Age 62. Mr. Malcolm serves as Chief Executive Officer and President of Cowen and Company, LLC, Cowen Group's broker-dealer subsidiary. Mr. Malcolm was previously President and Chief Executive Officer of Cowen Holdings and had been serving in that position since March 4, 2008. Mr. Malcolm has also served as Chairman, Chief Executive Officer and President of Cowen and Company since March 4, 2008. Mr. Malcolm previously served as Cowen Holding's Executive Vice Chairman from October 2006 until he took over as President and Chief Executive Officer of Cowen Holdings. From 2001 through 2006, Mr. Malcolm served as Head of Investment Banking. He joined Cowen Holdings in 2000 as Chairman of the Executive Committee from Société Générale, where he served as Head of Leveraged Finance. Prior to joining Société Générale in 1996, Mr. Malcolm was a Senior Managing Director at Bear Stearns. Mr. Malcolm also served as a Managing Partner of Anthem Partners, L.P., an advisory investment banking boutique. Prior to that, Mr. Malcolm was a Managing Director of The First Boston Corporation, where he founded and ran the High Yield Finance Group. Mr. Malcolm provides the Board with extensive experience in the Company's broker-dealer businesses.

        JEROME S. MARKOWITZ.    Age 70. Mr. Markowitz has been a Senior Partner at Conifer Securities LLC, a boutique servicing the operational needs of investment managers, since 2006. From 1998 to 2006, Mr. Markowitz was actively involved in managing a private investment portfolio. Prior to 1998, Mr. Markowitz was Managing Director and a member of the executive committee at Montgomery Securities and was responsible for starting their private client, high yield, equity derivatives and prime brokerage divisions. Prior to joining Montgomery, Mr. Markowitz was a Managing Director of L.F. Rothschild's Institutional Equity Department. Mr. Markowitz is a director and serves on the investment committee of Market Axess Inc., and also formerly served on the advisory board of Thomas Weisel Partners Group, Inc. Mr. Markowitz provides the Board with extensive experience in asset management and investment banking, as well as experience as a public company director.

        JACK H. NUSBAUM.    Age 69. Mr. Nusbaum is a Senior Partner of the New York law firm of Willkie Farr & Gallagher LLP and a member of the Executive Committee. Mr. Nusbaum served as the firm's Chairman from 1987 through 2009 and has been a partner in that firm for more than thirty years. Willkie Farr & Gallagher LLP is outside counsel to Cowen Group. Mr. Nusbaum is also a director of W. R. Berkley Corporation. Mr. Nusbaum provides the Board with experience as senior management of an international law firm and provides extensive corporate governance experience.

        EDOARDO SPEZZOTTI.    Age 57. Mr. Spezzotti has been with the Unicredit Group since 2006 and is an Executive Vice President. Mr. Spezzotti is the Vice Chairman of Corporate and Investment Banking (CIB), a position he has held since January 1, 2010, is a member of the CIB Executive Committee, responsible for CIB for the Americas and Asia. He held the position of Global Head of Markets & Investment Banking Division until its merger with the Corporate Banking Division in March 2009 and from April to December 2009 he was responsible for the integration of the two divisions. Prior to joining the UniCredit Group, Mr. Spezzotti was a managing partner at Esfin LLP, a corporate finance firm founded in 2004. During his extensive career in finance, Mr. Spezzotti has worked at Merrill Lynch and at Goldman Sachs in various senior positions for Italy and for the EMEA region in the Investment Banking, Private Banking and Asset Management areas and has advised clients on numerous benchmark mergers, acquisitions and capital markets transactions. Mr. Spezzotti is BA Alpine Holdings, Inc.'s appointee to the Board. In addition, Mr. Spezzotti provides the Board with extensive international investment banking and corporate finance experience.

        JOHN E. TOFFOLON, JR.    Age 59. Mr. Toffolon served as non-Executive Chairman of Cowen Holdings from July 2008 through the closing of the Transactions. Mr. Toffolon previously served as Cowen Holding's Lead Independent Director from June 2007 until his appointment as Chairman, and has been a member of Cowen Holding's Board of Directors and has served as the Chairman of Cowen Holding's Audit Committee since September 2006. Since May 2009, Mr. Toffolon has served as a member of the Board of Directors and as the Chairman of the audit committee of Westway Group, Inc., a leading global provider of bulk liquid storage services. Previously, Mr. Toffolon, in his capacity as a partner of The Shermen Group, served as the Chief Financial Officer and a member of the Board of Directors of Shermen WSC Acquisition Corp. since August 2006 until the business combination with Westway in May 2009. From 2001 to 2003, Mr. Toffolon served as an advisor to the Chairman and Chief Executive Officer of Royster-Clark, Inc., a privately-held chemicals distribution company. From 1992 to 2000, Mr. Toffolon served in various capacities, including Executive Managing Director, Chief Financial Officer and Chief Administrative Officer for Nomura Holding America, Inc. and Nomura Securities International, Inc. Mr. Toffolon also served as a member of the Boards of Directors of both Nomura companies. From 1979 to 1990, Mr. Toffolon worked at The First Boston Corporation as a Managing Director in various capacities, including Chief Financial Officer and served on the Management and Capital Commitment Committees. Mr. Toffolon, our Lead Director, has significant public company experience as well as expertise in risk management and finance. The Board also determined that Mr. Toffolon is an Audit Committee financial expert under the applicable rules of the SEC.

        JOSEPH R. WRIGHT.    Age 70. Mr. Wright serves as a senior advisor to The Chart Group. Mr. Wright previously served as Chief Executive Officer of Scientific Games Corporation, a supplier of technology-based products, systems and services to gaming markets worldwide, from January 1 2009 through December 31, 2009 and has served as Vice Chairman of Scientific Games Corporation's Board of Directors since May 1, 2008, of which he has been a member since 2004. From July 2006 through April 2008, he served as Chairman of Intelsat, Ltd., the world's largest provider of satellite services, and as Chief Executive Officer of PanAmSat Corporation from August 2001 until it was combined with Intelsat in July 2006. Mr. Wright was the Chairman of GRC International, Inc. from 1996 to March 2000 and was an Executive Vice President and Vice Chairman of W.R. Grace & Co. from 1989 to 1994. Mr. Wright was a member of President Reagan's Cabinet, was Director and Deputy Director of the White House Office of Management and Budget from 1982 to 1989 and was Deputy Secretary of the Department of Commerce from 1981 to 1982. He received the Distinguished Citizens Award from President Reagan in 1988. Mr. Wright is a director of Terremark Worldwide, Inc. and Federal Signal Corporation. Mr. Wright provides the Board with significant senior management expertise as well as experience as a director of a public company. He also provides the Board with significant experience in public affairs.

DIRECTORS NOT STANDING FOR RE-ELECTION

        L. THOMAS RICHARDS, M.D.    Age 40. Dr. Richards served as a director of Cowen Holdings since September 12, 2006. Dr. Richards is an Emergency Medicine physician on the Faculty of UCSF Medical Center. Dr. Richards is a 2003 graduate of Harvard Medical School and a graduate of Yale College. Prior to attending medical school, Dr. Richards was an investment banker in the Mergers & Acquisitions departments of several firms, including Lazard Frères & Co, UBS Securities LLC and Cowen and Company.

        CHARLES W.B. WARDELL, III.    Age 64. Mr. Wardell served as a director of Cowen Holdings since July 2006. Mr. Wardell is the Senior Advisor to the Chief Executive Officer and Chairman of Emerging Markets at Korn/Ferry International. Korn/Ferry International is an executive search firm with more than 70 offices throughout the world. Mr. Wardell has nine years of service with Korn/Ferry. Prior to joining Korn/Ferry, Mr. Wardell held senior positions at a number of firms, including Nordeman Grimm, American Express, Travelers, Mastercard International and Citicorp. Mr. Wardell also served as Deputy Special Assistant and Staff Assistant to Presidents Nixon and Ford, Administrative Aide to General Alexander Haig and Richard Cheney when they served as President Nixon's and Ford's Chief of Staff, respectively, and was appointed by President Ford as a Deputy Assistant Secretary of State. Mr. Wardell graduated from Harvard College and was honorably discharged as an officer in the Army after distinguished service in Vietnam. Mr. Wardell also serves on the Board of General Employment Enterprises.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

        Our Board of Directors believes that good corporate governance is important to ensure that Cowen Group, Inc. is managed for the long-term benefit of its stockholders. This section describes key corporate governance guidelines and practices that our Board has adopted. Complete copies of our Corporate Governance Guidelines, the charters of our Audit, Compensation, Nominating and Corporate Governance Committees and our Code of Ethics and Business Conduct are available on the investor relations section of our website, www.cowen.com. Alternatively, you can request a copy of these documents by writing to Cowen Group, Inc., Attn: Corporate Secretary, 599 Lexington Avenue, New York, NY, 10022.

 Corporate Governance Guidelines

        Our Board has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of the Company and our stockholders. These guidelines, which provide a framework for the conduct of the Board's business, provide that:

  •
  the Board's goal is to oversee and direct management in building long-term value for the Company's stockholders;

  •
  a majority of the members of the Board shall be independent directors;

  •
  the independent directors shall meet regularly in executive session;

  •
  directors have access to management and, as appropriate, to the Company's outside advisors;

  •
  new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

  •
  at least annually, the Board and its committees conduct a self-evaluation to determine whether they are functioning effectively.

Director Independence

        Under applicable Nasdaq Stock Market rules, a director will only qualify as an "independent director" if, in the opinion of our Board, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

        Our Board has determined that none of Messrs. Kotler, Kroll, Markowitz, Nusbaum, Toffolon or Wright currently has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an "independent director" as defined under Rule 4200(a)(15) of the Nasdaq Stock Market, Inc. Marketplace Rules.

        BA Alpine Holdings, Inc. and its affiliates have the right to designate one director for nomination to the Cowen Group board of directors, currently Mr. Spezzotti, until certain of its affiliates own less than 4.9% of the outstanding common stock of Cowen Group (including shares held by RCG that are attributable to BA Alpine Holdings, Inc.) throughout any consecutive ninety-day period. Cowen Group has agreed to nominate the BA Alpine Holdings, Inc. designee as part of the slate of directors proposed by Cowen Group in connection with any vote to elect the board of directors of Cowen Group, and RCG has agreed to vote all of the shares of our Class A common stock that it holds in favor of the election of such nominee.

        Messrs. Cohen and Malcolm cannot be considered independent directors under Nasdaq Stock Market rules because Mr. Cohen is employed as our Chief Executive Officer and Mr. Malcolm is employed as the Chief Executive Officer and President of Cowen and Company, LLC, the Company's broker-dealer subsidiary. Therefore, the Board of Directors has determined that six of our nine director nominees are independent.

Board Leadership Structure

        Mr. Cohen serves in the combined roles of chairman and chief executive officer. We believe that Mr. Cohen's combined service as chairman and chief executive officer provides the Company with (i) a unified strategic and operating focus, (ii) the benefit of clarity in the management structure of the organization, and (iii) consistency of communications to shareholders, customers, regulators and other constituencies. This structure also best assures that the leader of the organization is closely connected with both the Company's senior level managers and the Board and is therefore better able to appreciate and balance the perspectives of both groups. To establish a liaison between the non-management directors and the Chairman and CEO and thus facilitate effective communication between them, as well as to facilitate the deliberations of the non-management directors in executive session, the Board also appoints a lead director who is independent. This position is currently held by Mr. Toffolon.

The Board's Role in Risk Oversight

        Our Board's oversight of our risk management processes is effected primarily through our Audit Committee. Our Audit Committee periodically meets with senior executives responsible for risk oversight to review and discuss the material risks facing the Company, including operational, market, credit, liquidity, legal and regulatory risks, and to assess whether management has reasonable controls in place to address these risks. The Audit Committee is also responsible for ensuring that management has established processes and an enterprise risk management framework and governance structures designed to identify, bring to the Board's and/or the Audit Committee's attention, and appropriately manage, monitor, control and report exposures to the major risks affecting Cowen Group. In addition to the Audit Committee, the Compensation Committee separately reviews and discusses with management whether our compensation arrangements are consistent with effective controls and sound risk management.

Board Meetings and Attendance

        Our Board met three times from November 2, 2009 through December 31, 2009. From the date of each director's appointment through December 31, 2009, each director attended at least 75% of the aggregate number of Board meetings and the number of meetings held by all committees on which he then served.

Director Attendance at Annual Meeting of Stockholders

        Because we are a new public company, our annual meeting to be held on June 7, 2010 will be our first annual meeting of stockholders. Our Corporate Governance Guidelines provide that directors are invited and encouraged to attend the annual meeting of stockholders.

Committees of the Board

        Our Board has established three standing committees—Audit, Compensation, and Nominating and Corporate Governance—each of which operates under a charter that has been approved by our Board. Current copies of each committee's charter are posted on the investor relations section of our website, www.cowen.com. Alternatively, you can request a copy of these documents by writing to Cowen Group, Inc., Attn: Corporate Secretary, 599 Lexington Avenue, New York, NY, 10022.

Audit Committee

        The Audit Committee's responsibilities include:

  •
  being directly responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

  •
  reviewing the performance of the independent registered public accounting firm and making the decision to replace or terminate the independent registered public accounting firm or the lead partner;

  •
  evaluating the independence of the registered public accounting firm;

  •
  reviewing and discussing with management and the independent registered public accounting firm and the head of the Company's internal audit department all critical accounting policies and practices;

  •
  reviewing the adequacy and effectiveness of the Company's accounting and internal control policies and procedures;

  •
  discussing our risk management policies;

  •
  reviewing and discussing with the independent registered public accounting firm the results of the year-end audit of the Company;

  •
  establishing and implementing policies and procedures for the Committee's review and approval or disapproval of proposed related party transactions; and

  •
  preparing the audit committee report required by SEC rules, which is included on page 40 of this proxy statement.

        The current members of our Audit Committee are Messrs. Toffolon (Chairperson), Markowitz, Wardell and Dr. Richards. Our Board of Directors has determined that Mr. Toffolon is an "audit committee financial expert" as defined by applicable SEC rules. Our Audit Committee met one time from November 2, 2009 through December 31, 2009.

        Our Board has determined that all of the members of the Board's Audit Committee are independent as defined under the rules of the Nasdaq Stock Market, and the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, or the Exchange Act.

Compensation Committee

        The Compensation Committee's responsibilities include:

  •
  annually reviewing the goals and objectives of the Company's executive compensation plans;

  •
  annually reviewing the Company's executive compensation plans in light of the Company's goals and objectives;

  •
  annually evaluating the CEO's and other executive officers' performance and determining and approving the CEO's and other executive officers' compensation level based on such evaluation;

  •
  overseeing and administering our equity and incentive compensation plans, with the oversight of the full Board of Directors;

  •
  annually reviewing the compensation process of the Company's equity research personnel to ensure compliance with applicable laws, rules and regulations;

  •
  reviewing and discussing annually with management our "Compensation Discussion and Analysis," which is included beginning on page 19 of this proxy statement; and

  •
  preparing the compensation and benefits committee report required by SEC rules, which is included on page 28 of this proxy statement.

        The processes and procedures followed by our Compensation Committee in considering and determining executive and director compensation are described below under the heading "Executive and Director Compensation Processes" on page 13 and in the Compensation Discussion and Analysis section beginning on page 19.

        The current members of our Compensation Committee are Messrs. Markowitz (Chairperson), Kroll, Spezzotti, Toffolon and Wardell. Our Compensation Committee met one time from November 2, 2009 through December 31, 2009 and acted by unanimous written consent once.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee's responsibilities include:

  •
  assisting in identifying, recruiting and interviewing director candidates, including persons suggested by stockholders;

  •
  reviewing the background and qualifications of individuals being considered as director candidates;

  •
  recommending to the Board the director nominees for election;

  •
  annually reviewing with the Board the composition of the Board as a whole;

  •
  recommending to the Board the size and composition of each standing committee of the Board;

  •
  annually reviewing committee assignments and the policy with respect to the rotation of committee memberships and/or chairmanships;

  •
  making recommendations on the frequency and structure of Board meetings;

  •
  monitoring the functioning of the committees of the Board;

  •
  annually reviewing the Corporate Governance Guidelines and recommending any changes to the Board; and

  •
  overseeing the self-evaluation of the Board as a whole and the self-evaluation of each Board committee.

        The processes and procedures followed by the Nominating and Corporate Governance Committee in identifying and evaluating director candidates are described below under the heading "Director Nomination Process" on page 14 of this proxy statement.

        The current members of our Nominating and Corporate Governance Committee are Messrs. Nusbaum (Chairperson), Kroll, Spezzotti and Dr. Richards. Our Nominating and Corporate Governance Committee did not meet from November 2, 2009 through December 31, 2009. At a meeting held on April 20, 2010, the Nominating and Corporate Governance Committee approved the recommendation of Mr. Kotler to the Board of Directors for election as a director by shareholders at our Annual Meeting.

        Cowen Group is currently operating under an exemption available to newly-public companies with respect to the composition of our Compensation and Nominating and Corporate Governance Committees under the applicable NASDAQ Stock Market rules solely for the purpose of including Mr. Spezzotti, the director designated by BA Alpine Holdings, Inc., as a member of each of the Compensation Committee and the Nominating and Corporate Governance Committee. Our Board of Directors has determined that each other member of each of the Compensation and the Nominating and Governance Committees other than Mr. Spezzottu is independent. This exemption will expire on November 2, 2010, at which time both the Compensation and Nominating and Corporate Governance Committees will be required to be composed solely of independent directors.

Executive and Director Compensation Processes

        For a discussion of our process relating to executive officer compensation, please see "Compensation Discussion and Analysis" included elsewhere in this proxy statement.

        The Compensation Committee is responsible for periodically reviewing the level and form of compensation of our non-employee directors, including how such compensation compares to director compensation of companies of comparable size, industry and complexity, and for making recommendations to the Board with respect to such compensation. For a description of the annual compensation paid to each non-employee director, please see "Compensation Program for Non-Employee Directors" below.

        The Compensation Committee, has delegated to a New Hire Retention Award Committee limited authority to grant equity awards under our existing equity compensation plans. The members of the New Hire Retention Award Committee are Messrs. Cohen, Markowitz and Spezzotti. The New Hire Retention Award Committee may only grant equity awards in connection with the hiring of new employees, the retention of existing employees and in connection with significant promotions. The New Hire Retention Award Committee may not grant or modify awards to named executive officers or certain other senior employees. Subject to aggregate and individual share limitations established by the Compensation Committee, the New Hire Retention Award Committee has the authority to determine the recipient of the award as well as the type and amount of the award.

Director Nomination Process

        The process to be followed by our Nominating and Corporate Governance Committee to identify and evaluate Director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Committee and the Board.

        In considering whether to recommend any particular candidate for inclusion in the Board's slate of recommended Director nominees, our Nominating and Corporate Governance Committee will apply the criteria set forth in the Committee's charter and in our Corporate Governance Guidelines. These criteria include the candidate's experience, skills, expertise, diversity, integrity, character, business judgment, time availability, dedication, age, conflicts of interest, reputation for honesty and ethical conduct, material relationships with the Company and independence from management and the Company. The Committee will not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board believes that the backgrounds and qualifications of its Directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities. Our Corporate Governance Guidelines require that if there is a significant change in a Director's primary job responsibilities, that director must notify the Board of Directors and the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may recommend to the Board that the director tender his or her resignation. In addition, our Corporate Governance Guidelines require that any Director attaining the age of 75 must annually tender his or her proposed retirement from the Board, and the Nominating and Corporate Governance Committee shall recommend to the Board whether it should accept such proposed retirement or request that the director continue to serve on the Board.

        Stockholders may recommend individuals to our Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting to the Nominating and Corporate Governance Committee the proposed director's name, age, business address, principal occupation and principal qualifications. The stockholder making the recommendation must include a statement as to the amount of shares beneficially owned by the stockholder and a statement as to whether the proposed director has consented to serve as a director if elected. Stockholders should send all notices to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Cowen Group, Inc., 599 Lexington Avenue, New York, NY, 10022. Stockholders may make recommendations at any time, but recommendations for consideration as nominees at the next annual meeting of stockholders must be received not less than 120 days before the first anniversary of the date that the proxy statement was first mailed to stockholders in connection with the previous year's annual meeting. Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following the same process, and applying the same criteria, as it follows for candidates submitted by others. If the Board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in the Company's proxy card for the next annual meeting.

        Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the Nominating and Corporate Governance Committee or the Board, by following the procedures set forth under "Procedures for Nominating Director Candidates."

        At the Annual Meeting, stockholders will be asked to consider the election of nine directors who have been nominated for election as directors for the first time. All of the nominated directors, with the exception of Mr. Kotler, were appointed as directors following the Transactions.

Procedures for Nominating Director Candidates

        Stockholders may directly nominate a person for election to our Board by complying with the procedures set forth in Article III, Section 3 of our bylaws, and with the rules and regulations of the SEC. Under our bylaws, only persons nominated in accordance with the procedures set forth in the bylaws will be eligible to serve as directors. In order to nominate a candidate for service as a director, you must be a stockholder at the time you give the Board notice of your nomination, and you must be entitled to vote for the election of directors at the meeting at which your nominee will be considered. In accordance with our bylaws, director nominations generally must be made pursuant to notice to our Corporate Secretary delivered to or mailed and received at our principal executive offices at 599 Lexington Avenue, New York, NY, 10022, not later than the 90th day, nor earlier than the 120th day, prior to the first anniversary of the prior year's annual meeting of stockholders. Your notice must set forth (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class or series and number of shares of capital stock of Cowen Group, Inc. owned beneficially or of record by the nominee, and (iv) all other information relating to the nominee that is required to be disclosed in solicitations of proxies for the election of directors in an election contest, or is otherwise required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Procedures for Contacting the Board of Directors

        Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the Board of Directors, with the assistance of our General Counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.

        Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the General Counsel considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

        Stockholders who wish to send communications on any topic to our Board should address such communications to Board of Directors, c/o Corporate Secretary, Cowen Group, Inc., 599 Lexington Avenue, New York, NY, 10022.

 Code of Business Conduct and Ethics

        We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the code on our website, www.cowen.com. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq Stock Market listing standards concerning any amendments to, or waivers from, any provision of the code. You may also request a copy of the code by writing to Cowen Group, Inc., Attn: Corporate Secretary, 599 Lexington Avenue, New York, NY 10022.

Director Compensation

        The following table contains compensation information for our non-employee Directors for the period from November 2, 2009 through December 31, 2009. Each Director was paid in cash for this period.

Director	Fees Earned or Paid in Cash ($)	Total ($)
Jules B. Kroll	16,667	16,667
Jerome S. Markowitz	17,500	17,500
Jack H. Nusbaum	17,500	17,500
L. Thomas Richards	16,667	16,667
John E. Toffolon, Jr.	18,333	18,333
Charles W.B. Wardell, III	16,667	16,667
Joseph R. Wright	16,667	16,667

        Our Directors receive annual compensation of $100,000. The Chairman of each of the Compensation Committee and the Nominating and Corporate Governance Committee receives additional compensation of $5,000 per annum and the Chairman of the Audit Committee receives additional compensation of $10,000 per annum. Compensation is generally payable, at the Director's election, 50% in cash and 50% in Restricted Stock Units or 100% in Restricted Stock Units; however, as noted in the table above, all director compensation for the short 2009 fiscal year was paid in the form of cash. It is anticipated that Restricted Stock Units granted to directors will vest on a quarterly basis over a one-year period; however, except in the event of death, the underlying shares of Cowen Group, Inc. Class A common stock will not be delivered to the holder for at least one year from the date of grant. These equity awards are intended to further align the interests of our Directors with those of our stockholders. Directors who also are employed as executive officers of the Company receive no additional Director compensation and Mr. Spezzotti, BA Alpine, Inc.'s designee to the Board, also does not receive Director compensation.

 EXECUTIVE OFFICERS OF THE COMPANY

        Biographies of the current executive officers of the Company are set forth below, excluding Mr. Cohen's and Mr. Malcolm's biographies, which are included under "Election of Directors" above. Each executive officer serves at the discretion of the Board of Directors.

Morgan B. Stark Age 70

        Mr. Stark serves as the Chairman of Ramius Alternative Investments and Head of Macro Trading Strategy since February 8, 2010 and serves as a member of the Executive and Operating Committees of Cowen Group following the closing of the Transactions. Mr. Stark previously served as Chief Executive Officer and President of Ramius LLC. Mr. Stark is a founding principal of RCG. From 1979 to 1988, Mr. Stark held senior management positions at Chemical Bank and in 1989 he became President and CEO of Chemical Securities, Inc., a Section 20 securities subsidiary. From 1993 to 1995, Mr. Stark was a portfolio manager and Managing Director with Granite Capital International Group. Mr. Stark is a former Chairman and member of the United States Treasury Borrowing Advisory Committee of the Bond Market Association. He currently serves as a member of the Investors Advisory Committee on Financial Markets for the Federal Reserve Bank of New York. He previously served as President, Vice President and member of the Board of Directors of the Dealer Bank Association. Mr. Stark's philanthropic activities include his positions as a member of the Board of Directors of the Founders Affiliate (Northeast) of the American Heart Association, member of the Investment Committee of the American Heart Association, member of the Board of Directors and President of the Perlman Music Program and Chairman of the Endowment Committee of the Perlman Music Program.

Thomas W. Strauss Age 67

        Mr. Strauss serves as Chief Executive Officer and President of Ramius Alternative Investments since February 8, 2010 and serves as a member of the Executive and Operating Committees of Cowen Group. Mr. Strauss previously served as Chief Executive Officer and President of Ramius Alternative Solutions. Mr. Strauss is a founding principal of RCG. From 1963 to 1991, Mr. Strauss was with Salomon Brothers Inc. where he was admitted as a General Partner in 1972 and was appointed to the Executive Committee in 1981. In 1986, he became President of Salomon Brothers and a Vice Chairman and member of the Board of Directors of Salomon Inc., the holding company of Salomon Brothers and Phibro Energy, Inc. In 1993, Mr. Strauss became Co-Chairman of Granite Capital International Group. Mr. Strauss is a former member of the Board of Governors of the American Stock Exchange, the Chicago Mercantile Exchange, the Public Securities Association, the Securities Industry Association, the Federal Reserve International Capital Markets Advisory Committee and the U.S. Japan Business-Council. He is a past President of the Association of Primary Dealers in U.S. Government Securities. Mr. Strauss currently serves on the Board of Trustees of the U.S.-Japan Foundation and is a member of the Board of Trustees and Executive Committee of Mount Sinai Medical Center and Mount Sinai-NYU Health System.

Stephen A. Lasota Age 47

        Mr. Lasota serves as Chief Financial Officer of Cowen Group. Mr. Lasota was appointed Chief Financial Officer in November 2009. Following the consummation of the Transactions, Mr. Lasota was the Chief Financial Officer of Ramius LLC and a Managing Director of the Company. Mr. Lasota began working at RCG in November 2004 as the Director of Tax and was appointed Chief Financial Officer in May 2007. Prior to joining RCG, Mr. Lasota was a Senior Manager at PricewaterhouseCoopers LLP. Mr. Lasota has been working in the accounting industry for over twenty years and is a Certified Public Accountant.

Marran H. Ogilvie Age 41

        Ms. Ogilvie serves as a member of the Operating Committee of the Company. Ms. Ogilvie joined RCG in 1994 and served as its General Counsel from 1997 to 2008. Ms. Ogilvie served as Chief Operating Officer of RCG from 2007 until November 2009. Ms. Ogilvie served as Chief of Staff of the Company from November 2009 until April 2010. In addition, she is a member of the American Bar Association and the New York State Bar Association. Ms. Ogilvie has advised the Company that she will be leaving to pursue other interests.

Jeffrey M. Solomon Age 44

        Mr. Solomon serves as Chief Operating Officer, Chief Strategy Officer, Chairman of the Investment Committee and as a member of the Operating Committee of the Company. Mr. Solomon is a founding principal of RCG. From 1991 to 1994, Mr. Solomon was at Republic New York Securities Corporation, the brokerage affiliate of Republic National Bank (now part of the HSBC Group), where he served as Chief Administrative Officer, Head of Corporate Development and Strategic Planning. Prior to joining Republic, Mr. Solomon was in the Mergers and Acquisitions Group at Shearson Lehman Brothers. Currently, Mr. Solomon serves on the Boards of Directors of Hale & Hearty Soups, NuGo Nutrition and Tollgrade Communications, Inc. Mr. Solomon also serves on the Technical Advisory Group of the Committee on Capital Markets Regulation.

Christopher A. White Age 45

        Mr. White serves as Chief of Staff and as a member of the Operating Committee of the Company. From November 2009 until April 2010, Mr. White served as Chief Operating Officer of the Company. In November 2009, Mr. White served as the Chief Financial Officer of the Company. Mr. White served as the Vice President of Cowen Holdings since its formation in February 2006 and was a member of the operating committee and Office of the Chief Executive. Mr. White served as Chief of Staff of Cowen and Company and its predecessor entities from December 2005 and as Chief Administrative Officer of Cowen and Company and its predecessor entities from June 2006 to November 2009. Mr. White served as a member of SG Capital Partners, the Merchant Banking Division of Cowen and Company, from 2003 to December 2005. Prior to joining the Merchant Banking Division, Mr. White was in the Equity Capital Markets Group of Cowen and Company. Prior to joining Cowen in 1999, Mr. White worked at Salomon Smith Barney in the Equity Capital Markets Group. In addition, Mr. White has seven years experience as a practicing securities and mergers and acquisitions lawyer. Mr. White serves as a Director of Coleman Properties, LLC.

 EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

        Our "named executive officers" for 2009 consist of the following individuals:

  •
  Peter A. Cohen, who serves as our Chairman, Chief Executive Officer and President;

  •
  Stephen A. Lasota, who serves as our Chief Financial Officer;

  •
  Christopher A. White, who served as our Chief Financial Officer until November 23, 2009, served as our Chief Operating Officer from November 2009 until April 2010 and who now serves as our Chief of Staff;

  •
  David M. Malcolm, who serves as the Chief Executive Officer and President of Cowen and Company, LLC, our broker-dealer subsidiary;

  •
  Morgan B. Stark, who serves as the Chairman of Ramius Alternative Investments and Head of Macro Trading Strategy and is a member of the Company's Executive and Operating Committees; and

  •
  Thomas W. Strauss, who serves as the Chief Executive Officer and President of Ramius Alternative Investments and is a member of the Company's Executive and Operating Committees.

Compensation Philosophy and Objectives

        Our compensation program, including compensation of our named executive officers, is designed to achieve three objectives:

  •
  Pay for Performance.  A significant portion of the total compensation paid to each named executive officer is variable. The amount of compensation paid is determined based on: (i) the performance of the Company on an absolute basis through a comparison of our results to competitor firms; (ii) an evaluation of each executive officer's contribution to the Company; and (iii) his performance against individualized qualitative goals.

  •
  Align Executive Officers' Interests with Stockholders' Interests.  We believe that deferred compensation aligns the interests of our executive officers with those of our stockholders and ensures that our employees are focused on the long-term performance of the Company. In connection with fiscal 2009 bonus payments, most employees earning at least $250,000 in total compensation for the year, including all of our named executive officers, received a portion of their bonus in deferred equity, subject to service-based vesting requirements. Pursuant to a deferred equity grid approved by the Compensation Committee, the percentage of total compensation paid in deferred equity increases as total compensation increases. The Compensation Committee believes that the payment of a significant portion of an employee's compensation in the form of deferred equity properly aligns the employee's interests with those of the Company's stockholders and effectively mitigates any material risks associated with the Company's compensation practices.

  •
  Recruiting and Retention.  We operate in an intensely competitive industry, and we believe that our success is closely related to our recruiting and retention of highly talented employees and a strong management team. We try to keep our compensation program comparable to industry practices so that we can continue to recruit and retain talented executive officers and employees.

        In addition to the objectives noted above, we seek to achieve an appropriate ratio of compensation and benefits expense to revenue on a Company-wide basis, based on the ongoing mix of revenue between broker dealer products, investment management products and revenue generated on our invested capital. We believe that we can lower the ratio without affecting our other objectives as we grow our assets under management and we experience a more robust investment banking environment.

        Our desire to lower our compensation and benefit expense to revenue ratio is always balanced with our stated objectives. Specifically, with respect to our recruitment and retention objective, our Compensation Committee has determined that the success of our business is based largely on the quality of our employees, and as such we must continually monitor the market for their services and seek to offer competitive compensation, because we believe it is in our stockholders' best interest to attempt to minimize employee turnover as a result of paying below market compensation. As a result, we will continue to review our compensation to revenue ratio on a quarterly basis, and there can be no assurance that we will be able to achieve our target levels under difficult market conditions.

        Employee compensation and benefits expense as a percentage of total revenues was 68.9% in 2009 (excluding legacy deferred compensation expenses), and while high given the Company's revenues, the Compensation Committee deemed it appropriate in light of the Company's particularized circumstances immediately following the Transactions and during the two-month period of integration between Ramius and Cowen.

Setting Compensation

        The Compensation Committee is responsible for approving the compensation paid to our named executive officers as well as certain other highly compensated employees. In making compensation determinations, the Compensation Committee reviews information presented to them by the Company's management, compensation peer group information, external compensation surveys for both investment banking and alternative asset management firms and the recommendations of a compensation consultant engaged by the Committee. The Compensation Committee reviews our compensation and benefits expense to revenue ratio on a quarterly basis and may adjust the targeted compensation and benefits expense to revenue ratio in order to maintain the Company's compensation philosophy of aligning the interests of our executive officers and our stockholders.

        As a newly formed company, our compensation program includes certain legacy components of compensation that were previously paid or promised to our named executive officers by Ramius and Cowen prior to the consummation of the Transactions. As the integration of Ramius and Cowen continues, we intend to revisit these legacy elements to determine whether they are consistent with our compensation philosophy and objectives.

Involvement of Executive Officers

        Our Chief Executive Officer, in consultation with our Chief Operating Officer, our General Counsel and employees in our Human Resources department, assists the Compensation Committee with its work. These individuals assist the Compensation Committee by presenting information to the Compensation Committee and making recommendations for the Compensation Committee's review and consideration. Such information and recommendations include, among other things, the compensation that should be received by the executive officers and certain other highly compensated employees; performance evaluations by the Chief Executive Officer; financial information regarding the Company that should be reviewed in connection with compensation decisions; the firms to be included in a compensation peer group; and the evaluation and compensation process to be followed by the Compensation Committee. Our Chief Executive Officer is often invited to participate in Compensation Committee meetings; however, he recuses himself from all discussions regarding his own compensation.

Compensation Consultant

        In 2009, the Compensation Committee engaged Compensation Advisory Partners LLC, or CAP, as a compensation consultant to provide peer group analyses, competitive assessments and advice. At the request of the Compensation Committee, CAP assisted in the preparation of and reviewed certain Compensation Committee presentation materials (including the peer group data described below) during 2009 and 2010 and advised the Compensation Committee as to the competitiveness of the base salary and bonus recommendations presented by our Chief Executive Officer, and the competitiveness of the ultimate compensation levels approved by the Compensation Committee for each executive officer (including the Chief Executive Officer) and certain other highly compensated employees.

The Impact of the Transactions on Compensation Determinations

        Although the Compensation Committee reviewed the peer group data discussed below to assist with their determinations of appropriate compensation levels for our named executive officers in 2009, the Compensation Committee also determined that compensation decisions must reflect the impact of the Transactions and the importance of retention of our senior employees to the success of the Company. The awareness of the need to retain key executive staff following the Transactions was a significant component of the Compensation Committee's determinations with respect to 2009 compensation. Therefore, the Compensation Committee's determinations regarding 2009 total compensation were primarily focused on the named executive officers' respective contributions to the businesses of Ramius and Cowen in 2009 and the need to retain these key executives during and after the integration process. The Compensation Committee was also sensitive to historical differences between the compensation programs of the two legacy firms following the completion of the Transactions in November 2009, including, for example, the fact that certain of the executives were historically compensated by Ramius as members, not employees.

Compensation Peer Group

        In making compensation decisions for 2009, our Compensation Committee reviewed two sets of peer group data. One set of data included a compensation peer group of firms identified by management with which we compete for executive talent. For 2009, our compensation peer group consisted of Greenhill & Co., Inc., Jefferies Group, Inc., Lazard LLC, Broadpoint Gleacher Securities, JMP Securities, Keefe Bruyette & Woods, Inc., Knight Capital Group, Piper Jaffray & Co., Thomas Weisel Partners Group, LLC, The Blackstone Group, Fortress Investment Group and GLG Partners. Management, together with CAP, gathered and provided information to the Compensation Committee relating to the compensation of the executive officers of these peer firms, including annual base salary, annual cash bonus, equity awards and all other compensation. The Compensation Committee considered this data when determining named executive officers' 2009 annual bonuses to ensure that our compensation levels were competitive relative to the compensation paid by our peer group.

        The other set of peer group data consisted of external market surveys provided by MGMC, Inc. and McLagen, compensation advisory firms. The MGMC Survey primarily addresses broker-dealer activities and the McLagen Survey primarily addresses alternative asset management activities. These market surveys allowed the Compensation Committee to benchmark each executive officer's total compensation against that of certain boutique investment banks and global investment banks. For 2009, the boutique investment banks included the following firms: Broadpoint Gleacher, CIBC, Evercore, FBR, Greenhill, Jefferies Group, Inc., Leerink Swann, Wachovia Securities, BNP Paribas, Dresdner, Jefferies Group, Inc., JMP Securities, Knight Securities, Lazard LLC, Piper Jaffray & Co. and Thomas Weisel Partners Group, LLC. The global investment banks included the following firms: Bank of America, Barclays Capital, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan Chase, Morgan Stanley and UBS. The McLagen asset management firm survey included 140 asset management firms. We use these external market surveys because we compete with companies of various sizes for executive officers and other senior employees. Each executive officer's total compensation for 2008 at Ramius or Cowen, as applicable, the performance of his respective business unit and his compensation recommendation by management to the Compensation Committee for 2009, were compared to: (i) the 2008 average, 25th, 50th and 75th percentile of total compensation of a similarly positioned executive officer at a boutique investment bank; and (ii) the 2008 average, 25th, 50th and 75th percentile of total compensation of an officer with similar functions (but not necessarily the same title) at a global investment bank or asset management firm. The Compensation Committee reviewed such composite market data to determine the market median compensation paid to similarly situated executives. Market data are some of the many factors considered by the Compensation Committee when setting compensation, and the amount paid to each executive officer may be more or less than the composite market median based on the roles and responsibilities of the executive officer, experience level and other factors.

Compensation Program and Payments

        Our executive compensation consists of base salary, an annual bonus paid in the form of cash and deferred equity awards, certain legacy pension arrangements and certain limited perquisites and benefits. Mr. Strauss is also eligible to participate in our RAPP Program described in more detail below. In addition, certain of our named executive officers are eligible to receive certain payments upon a termination or change in control.

Base Salary

        The purpose of base salary is to provide a set amount of cash compensation for each executive officer that is not variable in nature and is generally competitive with market practices. We seek to limit the base salaries of our named executive officers such that a significant amount of their total compensation is contingent upon the performance of the Company and the named executive officer during the fiscal year. This was consistent with standard practice within the securities and asset management industries and we believe this allowed us to reward performance.

        The base salary for each named executive officer, other than Mr. Lasota, whose base salary is $300,000 per year, is set out in his respective employment agreement and is described below. We anticipate that fiscal 2010 base salaries for our other named executive officers will remain the same as their fiscal 2009 base salaries. The Compensation Committee will continue to examine developing trends in base pay as the year progresses.

Annual Bonus and Other Incentive Compensation

        The majority of total compensation our named executive officers are eligible to receive is in the form of a discretionary annual bonus. This is consistent with our view that a significant portion of compensation paid is to be based on the performance of the Company and of each executive officer. The annual bonus is paid partially in cash and partially in deferred equity in accordance with a distribution grid established by the Compensation Committee. In prior years, Cowen's senior management developed, and the Cowen compensation committee approved, an equity distribution grid that set forth the percentage of total compensation an employee would receive in the form of equity awards, in lieu of, not in addition to, a cash payment. The equity component of the annual bonus is subject to vesting schedules as discussed below. The equity distribution grid proposed by management for 2009 was discussed and ultimately approved by the Compensation Committee. For fiscal 2009, the equity distribution grid was set such that any employee, regardless of title, earning total compensation in excess of $250,000 would, with rare exception, receive a percentage of his or her compensation over $250,000 in the form of an equity award. According to the equity distribution grid approved by the

Compensation Committee, the percentage of total compensation that must be paid in equity increases as total compensation increases. For example, according to the fiscal 2009 deferred equity grid, an employee earning in excess of $300,000 in total compensation would receive at least 2.5% of his or her total compensation in the form of an equity award, while an employee earning $1 million or more in total compensation would receive at least 31% of his or her total compensation in the form of an equity award. The Compensation Committee intends to evaluate the deferred compensation formula every year and makes necessary changes both to remain competitive with our peer companies and to continue aligning the interests of our executive officers' with the interests of our stockholders. The Compensation Committee believes that paying a meaningful portion of each such named executive officer's compensation in the form of deferred equity properly aligns management's long-term interests with the interests of our stockholders.

        Equity awards relating to fiscal 2009 bonuses were approved in 2010 in the form of restricted stock units vesting as follows: 10% on May 15, 2010, 15% on August 15, 2010, 10% on May 15, 2011, 15% on August 15, 2011, 25% on August 15, 2012 and 25% on August 15, 2013. Management recommended, and the Compensation Committee approved, this vesting schedule, in part, to allow employees, including Ramius employees who were receiving restricted equity for the first time, the opportunity to sell some portion of the equity award into cash during 2010 in order to satisfy potential cash needs. The restricted stock units granted to our named executive officers are contingent upon shareholder approval of the proposed 2010 Equity and Incentive Plan and will not be granted until such approval is received. Accordingly, the vesting schedule for these awards was modified so that the portion of the restricted stock units that would have vested on May 15, 2010, will be immediately vested upon the date of shareholder approval.

        At meetings held on January 20, January 27 and February 5, 2010, the Compensation Committee considered and discussed management's compensation recommendations for our named executive officers and certain other highly compensated employees. Following the February 5 meeting, Mr. Cohen had individual follow-up conversations with certain of the Compensation Committee members. On February 10, 2010, the Compensation Committee approved management's recommendations. All cash bonuses relating to fiscal 2009 were paid in February 2010. Restricted stock units to our named executive officers will be awarded in June 2010, provided that shareholders approve the proposed 2010 Equity and Incentive Plan at the annual meeting of shareholders. To eliminate the impact that a significant price change in the market value of our Class A common stock may have on the number of restricted stock units that are intended to be delivered to an employee, the Compensation Committee approved valuing the restricted stock units using the volume-weighted average price for a five trading day period ending on a date in early January, which equaled $5.58 per share.

RAPP Program

        Pursuant to the terms of his employment agreement, Mr. Strauss is eligible to participate in the employee profit participation plan of Ramius Alternative Solutions, LLC, a subsidiary of Ramius, known as the RAPP Program, which is offered to certain key employees of Ramius Alternative Solutions, LLC. Pursuant to the RAPP Program employees may be granted a deferred compensation award with a value that is initially determined as a percentage of profits of Ramius Alternative Solutions LLC. Following the initial grant, the value of the deferred amounts is deemed invested in certain products of Ramius Alternative Solutions, LLC, as determined by Ramius Alternative Solutions, LLC. No amounts were earned by Mr. Strauss under the RAPP Program in respect of 2009 performance. The terms of Mr. Strauss's RAPP award for 2010 have not yet been determined.

Perquisites

        Prior to the Transactions, Ramius provided certain perquisites, including reimbursement of group term life and long-term disability insurance and tax and financial planning expenses, and the Company continues to provide these perquisites to certain members of senior management, including Messrs. Cohen, Stark, and Strauss. In addition, Mr. Cohen and Mr. Strauss are provided with a car and driver for business use.

Fiscal-Year Compensation

        No portion of the bonuses awarded in restricted stock units to our named executive officers for their fiscal 2009 performance is included in the Summary Compensation Table because the equity awards will be made in 2010. The table below sets forth the total compensation awarded to the named executive officers for their fiscal 2009 performance. These amounts include base salary information for November and December only, following the completion of the Transactions and the grant date fair market value of the entire amount of the equity awards granted to the named executive officer in February 2010 (contingent upon shareholder approval of the 2010 Equity and Incentive Plan) but do not include any amounts for the restricted stock or cash paid to the named executive officers in connection with the Transactions (which are included in the Summary Compensation Table). We believe this information is helpful to understanding how our compensation program rewarded our executive officers for their performance during fiscal 2009, and it reflects the way in which our Compensation Committee views aggregate compensation for our named executive officers on a fiscal-year basis.

Name	Base Salary(1) ($)	Cash Bonus ($)	Restricted Stock Units(2) ($)		Other Compensation(3) ($)	Total Compensation ($)
Peter A. Cohen	83,333	60,242	339,761 (60,889 shares	)	22,262	505,598
Stephen A. Lasota	50,000	365,000	295,003 (52,868 shares)	(4)		710,003
Christopher A. White	66,666	370,192	179,810 (32,224 shares	)		616,668
David M. Malcolm	75,000	351,923	148,082 (26,538 shares	)		575,005
Morgan B. Stark	83,333	59,299	290,701 (52,097 shares	)	9,613	442,946
Thomas W. Strauss	75,000	146,970	203,034 (36,386 shares	)	21,765	446,769

(1)
The Base Salary amount reflected in the table represents the salary paid to each named executive officer in November and December, following the completion of the Transactions.

(2)
The restricted stock units awarded to our named executive officers in connection with 2009 performance are contingent upon the approval of the proposed 2010 Equity and Incentive Plan and will be awarded on June 7, 2010 if the Plan is approved by the Company's shareholders.

(3)
The amounts shown in the "Other Compensation" column are attributable to perquisites and other personal benefits or compensation not reported elsewhere in the table. Perquisites for November and December 2009 for each of Messrs. Cohen, Stark and Strauss include company-provided group term life and long-term disability insurance. Additionally, Mr. Cohen was reimbursed $7,375 and

  Mr. Stark was reimbursed $9,278 for tax and financial planning expenses reimbursed by the Company. Mr. Cohen was reimbursed $14,763 representing 60% of the total cost of a car and driver provided to him for business use and Mr. Strauss was reimbursed $10,549 representing 50% of the total cost of a car and driver provided to him for Company use. The cars and drivers used by Messrs. Cohen and Strauss for business use were available for use by Company personnel at other times for business purposes. "Other Compensation" reported for Mr. Strauss also included an $11,000 company match under the 401(k) plan.

(4)
Mr. Lasota received an award of 43,907 restricted stock units in connection with 2009 performance and an award of 8,961 restricted stock units for retention purposes which are contingent upon the approval of the proposed 2010 Equity and Incentive Plan and will be awarded on June 7, 2010 if the Plan is approved by the Company's shareholders.

Determination of Annual Bonuses for 2009

        When determining the amount of annual bonus to be paid for fiscal 2009, the Compensation Committee reviewed and considered the following information:

  •
  each named executive officer's contributions to the successful completion of the Transactions;

  •
  historical compensation information for each executive officer at Ramius or Cowen, as applicable;

  •
  the Company's desire to retain certain key employees following the Transactions;

  •
  recommendations of the Chief Executive Officer regarding total compensation of our named executive officers and certain other senior employees, which the Compensation Committee discussed with the Chief Executive Officer;

  •
  the financial performance of the Company (including the legacy companies) during 2009 compared to comparable public companies and other companies in the securities industry;

  •
  external market surveys of total compensation paid by certain boutique investment banks, global investment banks and alternative asset management companies; and

  •
  base salary, cash bonus, equity awards and all other compensation paid by the compensation peer group.

Employment Agreements

        Each of our named executive officers, with the exception of Mr. Lasota, entered into an employment agreement with the Company on June 3, 2009 in connection with the Transactions. The agreements provide for base salary, annual bonus opportunities, and other benefits, contain customary restrictive covenants, and provide for benefits upon certain qualifying terminations of employment and, for Messrs. Malcolm and White, a change in control. Pursuant to his employment agreement, Mr. Cohen is entitled to a minimum base salary of $500,000 and a minimum annual performance-based bonus of $250,000; Mr. Malcolm is entitled to a minimum base salary of $450,000 and a minimum annual performance-based bonus of $200,000; Mr. Stark is entitled to a minimum base salary of $500,000 and a minimum annual performance-based bonus of $250,000; and Mr. Strauss is entitled to a minimum base salary of $450,000 and a minimum annual performance based bonus of $500,000. Mr. White is entitled to a minimum base salary of $400,000. The severance and change in control arrangements provided by these employment agreements were offered to the executive officers in contemplation of the Transactions in order to induce the named executive officers to accept and continue employment with the Company following the completion of the Transactions. Additionally, the severance and change in control arrangements are intended to retain our named executive officers and to provide consideration for certain restrictive covenants that apply following a termination of employment. These agreements were negotiated prior to the Transactions and the formation of the Compensation Committee and were ratified by our Board of Directors at a meeting held on November 5, 2009. For more information, please see the section below titled "Potential Payments Upon a Termination or Change in Control."

Tax Deductibility under Section 162(m) of the Internal Revenue Code

        The Internal Revenue Service, pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction for compensation in excess of $1.0 million paid to our Chief Executive Officer and to certain other executive officers whose compensation is required to be reported to our stockholders pursuant to the Exchange Act by reason of being among our four most highly paid executive officers. Our 2007 Equity and Incentive Plan is designed to qualify compensation awarded under our annual incentive program as "qualified performance based compensation" to ensure that the tax deduction is available to the Company. Our proposed 2010 Equity and Incentive Plan is also designed to ensure that compensation awarded under our annual incentive program as "qualified performance based compensation" to ensure that the tax deduction is available to the Company.

2009 Compensation in Connection with the Transactions

        Compensation reported in the Summary Compensation Table and elsewhere in this proxy statement reflects several actions taken by the Company, Ramius, or Cowen before or in connection with the Transactions which closed on November 2, 2009. These actions were negotiated prior to the Transactions and the formation of the Compensation Committee and were ratified by our Board of Directors at a meeting held on November 5, 2009. We describe compensation actions before and in connection with the Transactions since they significantly affect the amounts reported in this item. The most significant actions are summarized briefly in this section to provide context.

        Management of Ramius and Cowen determined that restricted stock was generally the optimal Transaction-related compensation vehicle to align the long-term and short-term goals of the Company and our other stockholders. The number of shares to be awarded to each named executive officer was determined prior to the completion of the Transactions. As a result, the Compensation Committee was not involved in these determinations.

        In connection with the Transactions, RCG allocated to a pool (which we refer to as the REOP Pool) 2,859,426 of the 37,536,826 shares of Class A common stock of the Company received by RCG as consideration in the Transactions. RCG then granted interests in RCG, which represent the right to receive a number of shares of Class A common stock of the Company, to a number of Ramius employees and members including Messrs. Cohen, Stark, and Strauss (who, in connection with the Transactions, waived their ongoing contractual rights to receive a portion of the net profits earned by RCG) and to Mr. Lasota for retention purposes. We refer to these awards as the REOP awards. The REOP awards will vest in two equal installments, subject to continued employment through the applicable vesting date, on each of the second and third anniversaries of the completion of the Transactions, subject to earlier vesting in the event of certain qualifying terminations of employment from the Company. These grants were awarded to Messrs. Cohen, Stark, and Strauss to reflect the overall change in structure of their compensation packages from equity holders of RCG to employees of the Company and represent the right to receive distributions of the Company's Class A common stock pursuant to the provisions of RCG's operating agreement. The interests in RCG are subject to transfer restrictions pursuant to the RCG operating agreement.

        Pursuant to the REOP grants, Messrs. Cohen, Stark, Strauss and Lasota received RCG interests representing 423,195, 423,195, 263,067 and 34,313 shares, respectively, of Class A common stock of the Company. After accounting for their respective deemed contributions to the REOP Pool as members in RCG, the RCG interests received by Messrs. Cohen, Stark, Strauss and Lasota pursuant to the REOP resulted in their being allocated respectively 158,656, 195,791, 112,128 and 31,594 additional shares of Class A common stock of the Company that would not have otherwise been allocated to them if the REOP Pool had not been established. The number of shares of Class A common stock of the Company underlying each REOP award is subject to change in the event that any employee forfeits RCG interests.

        Additionally, in connection with the Transactions, certain members of Cowen's senior management, including Messrs. Malcolm and White, received restricted stock awards which were granted under the 2007 Cowen Group, Inc. Equity and Incentive Plan, as amended. Mr. Malcolm's restricted stock award and cash payment were granted in exchange for the waiver of certain contractual rights under his then-existing employment agreement with Cowen. Mr. White's restricted stock award was granted for retention purposes, as he did not have an employment agreement with Cowen at the time of the Transactions.

        Mr. Malcolm received a grant of 288,832 restricted shares of the Company's Class A common stock and a cash payment of $1.5 million upon the completion of the Transactions, in lieu of any change in control related payments under his previous employment agreement with Cowen. The restricted stock grant will vest in two equal installments on each of the second and third anniversaries of the completion of the Transactions, subject to earlier vesting if Mr. Malcolm is terminated under specified circumstances or if there is a change in control of the Company.

        The Company granted Mr. White 115,533 restricted shares of the Company's Class A common stock upon completion of the Transactions, with the same vesting and other terms as those described above for Mr. Malcolm. In addition, the Company granted Mr. White an additional 68,682 restricted shares of Class A common stock of the Company as a retention award in connection with the consummation of the Transactions. This restricted stock grant will vest in two equal installments on each of the second and third anniversaries of the grant date, December 2, 2009, subject to earlier vesting if Mr. White is terminated under specified circumstances.

        The Transaction-related compensation is viewed by the Company as one-time merger-related consideration and therefore is excluded from the computation of our compensation and benefits expense to revenue ratio as well as the Compensation Committee's view of the named executive officers' aggregate fiscal-year compensation as described above.

        Under the terms of their employment agreements, Messrs. Malcolm and White agreed not to sell any shares held by them as of the completion of the Transactions or received in respect of equity awards granted prior to the completion of the Transactions until the one-year anniversary of the Transactions, with exceptions for qualifying terminations of their employment, a change in control of the Company, and the payment of taxes. The Company insisted on the inclusion of this provision to promote retention of Messrs. Malcolm and White during a transition period.

COMPENSATION COMMITTEE REPORT

        The Compensation and Benefits Committee has reviewed and discussed the Compensation Discussion and Analysis with management and has recommended to the Board of Directors the inclusion of the Compensation Discussion and Analysis in this proxy statement.

Compensation and Benefits Committee of the Board of Directors of Cowen Group, Inc.
Jerome S. Markowitz, Chairperson
Jules B. Kroll
Edoardo Spezzotti
John E. Toffolon, Jr.
Charles W.B. Wardell, III

Summary Compensation Table

        The following table sets forth compensation information for our named executive officers for services performed for the Company and its subsidiaries during 2009.

Name & Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Change in Pension Value	Other Compensation		Total ($)
Peter A. Cohen Chairman, Chief Executive Officer and President	2009	83,333	60,242	3,089,324	22,303	22,262	(4)	3,277,464
Stephen A. Lasota Chief Financial Officer	2009	50,000	365,000	250,485	3,018	—		668,503
Christopher A. White Former Chief Financial Officer Chief of Staff	2009	66,666	370,192	1,282,269	—	—		1,719,127
David M. Malcolm Chief Executive Officer and President Cowen and Company, LLC	2009	75,000	351,923	2,108,474	—	1,500,000	(5)	4,035,397
Morgan B. Stark Chairman of Ramius Alternative Investments and Head of Macro Trading Strategies, member of the Company's Executive and Operating Committees	2009	83,333	59,299	3,089,324	26,240	9,613	(6)	3,267,809
Thomas W. Strauss Chief Executive Officer and President of Ramius Alternative Investments, member of the Company's Executive and Operating Committees	2009	75,000	146,970	1,920,389	27,927	21,765	(7)	2,192,051

(1)
The salary amount reflected in the table represents salary paid to each named executive officer in November and December, following the completion of the Transactions. From January 1, 2009 through November 1, 2009, Mr. Cohen and Mr. Stark received guaranteed payments with respect to their respective ownership interests in RCG equal to $525,561 and $519,268, respectively, in lieu of salary. From January 1, 2009 through November 1, 2009, Mr. White and Mr. Malcolm were each paid $211,539 in base salary by Cowen. From January 1, 2009 through November 1, 2009, Mr. Lasota was paid $250,000 in base salary by RCG and Mr. Strauss was paid $411,024 in base salary by RCG.

(2)
The amounts in this column reflect discretionary cash bonuses paid to the named executive officers in 2010 in respect of performance during the 2009 year.

(3)
The entries in the stock awards column reflect the aggregate grant date value of the awards granted in 2009 in connection with the Transactions computed in accordance with FASB ASC 718. For information on the valuation assumptions with respect to awards made, refer to the Company's Share-Based Compensation and Employee Ownership Plans Note it its financial statements included in its Form 10-K for 2009, as filed with the SEC.

(4)
Other compensation for Mr. Cohen include company-provided group term life and long-term disability insurance; a $7,375 company reimbursement for tax and financial planning and $14,763 representing 60% of the total cost of a car and driver provided to him for Company use.

(5)
Other compensation for Mr. Malcolm included a payment of $1,500,000 upon the close of the Transactions, in lieu of any change in control related payments under his previous employment agreement.

(6)
Other compensation for Mr. Stark includes company-provided group term life and long-term disability insurance; and a $9,278 company reimbursement for tax and financial planning.

(7)
Other compensation for Mr. Strauss include company-provided group term life and long-term disability insurance; $10,549 representing 50% of the total cost of a car and driver provided to him for Company use; and an $11,000 company match under the 401(k) plan.

2009 Grants of Plan-Based Awards

        The following table provides information regarding grants of plan-based awards made to the named executive officers during fiscal year 2009.

	Grant Date	Corporate Action Date	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Peter A. Cohen	11/2/2009	10/30/2009	423,195	3,089,324
Stephen A. Lasota	11/2/2009	10/30/2009	34,313	250,485
Christopher A. White	11/2/2009	6/3/2009	115,533	843,391
	12/2/2009	11/5/2009	68,682	438,878
David M. Malcolm	11/2/2009	6/3/2009	288,832	2,108,474
Morgan B. Stark	11/2/2009	10/30/2009	423,195	3,089,324
Thomas W. Strauss	11/2/2009	10/30/2009	263,067	1,920,389

(1)
The entries in the stock awards column reflect the aggregate grant date value of the REOP awards granted in 2009 to Messrs. Cohen, Lasota, Stark and Strauss and the shares of restricted stock granted to Messrs. White and Malcolm following the close of the Transactions computed in accordance with FASB ASC 718. REOP awards and restricted stock awarded in connection with the Transactions will vest in two equal installments on each of November 2, 2011 and November 2, 2012, in each case as long as the award recipient remains employed by the Company and otherwise complies with the terms and conditions of the applicable award agreements. With respect to the award of 68,682 restricted shares of the Company's Class A common stock to Mr. White, this award will vest in two equal installments on each of the second and third anniversaries of the grant date, December 2, 2009.

(2)
The entries in the stock awards column reflect the aggregate grant date value of the awards granted in 2009 in connection with the Transactions computed in accordance with FASB ASC 718. For information on the valuation assumptions with respect to awards made, refer to the Company's Share-Based Compensation and Employee Ownership Plans Note it its financial statements included in its Form 10-K for 2009, as filed with the SEC.

 Outstanding Equity Awards at 2009 Fiscal Year End

        The following table contains certain information regarding equity awards held by the named executive officers as of December 31, 2009.

	Option Awards			Stock Awards
	Number of Securities Underlying Uncercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares that have Not Vested (#)	Market Value of Shares that have Not Vested ($)(1)
Peter A. Cohen
Transaction Award(2)	—	—	—	423,195	2,505,314
Stephen A. Lasota
Transaction Award(2)	—	—	—	34,313	203,133
Christopher A. White(3)	—	—	—		—
Transaction Award(2)				184,215	1,090,553
2006 Option Award(4)	19,276	16.00	7/12/2013		—
2006 Initial Award(5)	—	—	—	14,413	85,325
2006 Award(6)	—	—	—	3,514	20,803
2007 Award(7)	—	—	—	9,263	54,837
2008 Award(8)	—	—	—	8,140	48,189
David M. Malcolm(3)					—
Transaction Award(2)				288,832	1,709,885
2006 Option Award(4)	103,390	16.00	7/12/2013	—	—
2006 Initial Award(5)	—	—	—	76,721	454,188
2006 Award(6)	—	—	—	21,398	126,676
2007 Award(7)	—	—	—	17,495	103,570
2008 Award(8)	—	—	—	34,884	206,513
Morgan B. Stark
Transaction Award(2)	—	—	—	423,195	2,505,314
Thomas W. Strauss
Transaction Award(2)	—	—	—	263,067	1,557,357

(1)
The values in the column are based on the $5.92 closing price of our Class A common stock on the Nasdaq Global Market on December 31, 2009.

(2)
Shares underlying the REOP Awards for Messrs. Cohen, Lasota, Stark and Strauss and restricted stock awards for Messrs. White and Malcolm in connection with the Transactions will vest in two equal installments on each of November 2, 2011 and November 2, 2012, in each case as long as the award recipient remains employed by the Company and otherwise complies with the terms and conditions of the applicable award agreements. Shares included in Mr. White's Transaction Award will vest in equal installments on December 2, 2011 and December 2, 2012.

(3)
Under the terms of their employment agreements, Messrs. White and Malcolm agreed not to sell any shares held by them as of the completion of the Transactions or received in respect of equity awards granted prior to the completion of the Transactions until the one-year anniversary of the Transactions, with the exception for qualifying terminations of their employment, a change in control of the Company, and the payment of taxes.

(4)
Options awarded in 2006 by Cowen that were converted into options on the Company's Class A common stock in connection with the Transactions vested in connection with the Transactions.

(5)
Restricted stock awarded to Messrs. Malcolm and White on July 12, 2006 that were converted into the Company's Class A common stock in connection with the Transactions commenced vesting with respect to 25% of the shares on July 12, 2009, an additional 25% will vest on July 12, 2010, and the remaining 50% will vest on July 12, 2011, provided in each case that the award recipient remains employed by the Company and otherwise complies with the terms and conditions of the applicable award agreements.

(6)
Restricted stock awarded to Messrs. Malcolm and White on January 16, 2007 that were converted into the Company's Class A common stock in connection with the Transactions commenced vesting with respect to 25% of the shares on each of January 16, 2008 and January 16, 2009, and the remaining 50% vested on January 16, 2010.

(7)
Restricted stock awarded to Messrs. Malcolm and White on January 25, 2008 for 2007 performance that were converted into the Company's Class A common stock in connection with the Transactions will vest with respect to 25% of the shares on each of May 15, 2009 and May 15, 2010, respectively and the remaining 50% on May 15, 2011, in each case so long as the award recipient complies with the terms and conditions of the applicable award agreements.

(8)
Restricted stock awarded to Messrs. White and Malcolm on February 2, 2009 for 2008 performance that were converted into the Company's Class A common stock in connection with the Transactions will vest with respect to 25% of the shares on each of May 15, 2010 and May 15, 2011, respectively and the remaining 50% on May 15, 2012, in each case so long as the award recipient complies with the terms and conditions of the applicable award agreements.

Pension Benefits

        The following table sets forth information relating to the accumulated pension benefits for Messrs. Cohen, Stark, and Strauss in the Ramius LLC Cash Balance Plan as of December 31, 2009. Mr. Stark elected to receive the entire amount of his accumulated pension benefits in 2009 when he reached the age of 70.

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Peter A. Cohen	Ramius LLC Cash Balance Plan	4	$557,159	—
Morgan B. Stark	Ramius LLC Cash Balance Plan	4	$0	$655,483
Thomas W. Strauss	Ramius LLC Cash Balance Plan	4	$622,708	—

        Ramius maintains the Ramius LLC Cash Balance Plan, pursuant to which, prior to the Transactions, participants received an annual contribution credit (based on age and "tier" of participation). Participants also receive an annual interest credit (based on 30-Year Treasury Bills) on the balances in their respective accounts. Participants were able to elect payments in the form of a lump sum distribution or among several annuity options. All participants were 100% vested in their account balances at all times. Each participant in the plan is entitled to receive his accumulated benefits upon any separation from service or upon reaching the age of 70. The Trustees of the Cash Balance Plan have decided to temporarily suspend plan contributions effective from January 1, 2009.

        For information on the valuation method and material assumptions applied in quantifying the present value of the current accrued benefit, refer to the Company's Defined Benefit Plans Note in its financial statements included in its Form 10-K for 2009, as filed with the SEC.

Potential Payments Upon Termination or Change in Control

        Pursuant to the employment agreements with our named executive officers, upon certain terminations of employment or a change in control of the Company, our named executive officers are entitled to certain payments of compensation and benefits.

Peter A. Cohen, Morgan B. Stark and Thomas W. Strauss

        The Company is party to employment agreements with Messrs. Cohen, Stark, and Strauss, which became effective on November 2, 2009, upon the closing of the Transactions. The agreements provide that, upon a termination of the applicable executive's employment by the Company for any reason (other than cause or by reason of death or disability), or upon the applicable executive's resignation for good reason (with cause, disability, and good reason each being defined in the agreements), which we refer to as an involuntary termination, the executive will be entitled to the following: (i) accrued obligations (earned but unpaid base salary and annual bonus), (ii) a lump sum cash payment equal to two times the sum of base salary plus annual bonus for the year in which termination occurs (or, in the case of Mr. Strauss, a lump sum cash payment equal to two times the greater of (A) the sum of his base salary plus his annual bonus for the year in which termination occurs and (B) the value of his RAPP program award for the year prior to the year in which termination occurs), (iii) immediate vesting of outstanding equity awards (including REOP awards), and (iv) all outstanding stock options will remain exercisable for the remainder of their respective terms (we refer to the benefits described in clauses (iii) and (iv) as the Equity Benefits). In addition, if Mr. Stark undergoes an involuntary termination, he will be entitled to an additional cash payment equal to $1.5 million. In the event that the employment of any of these executives is terminated due to his death or disability, he or his estate will be entitled to the accrued obligations and the Equity Benefits. Messrs. Cohen, Stark, and Strauss are subject to non-competition and non-solicitation obligations during employment, and non-solicitation obligations for one year following a termination of employment for any reason. The employment agreements with Messrs. Cohen, Stark, and Strauss do not contain any provisions that provide for payments to be made upon a change in control.

David M. Malcolm and Christopher A. White

        The Company is party to employment agreements with Messrs. Malcolm and White, which became effective on November 2, 2009, upon the closing of the Transactions. The agreements provide that, upon an involuntary termination (as described above with respect to the agreements for Messrs. Cohen, Stark, and Strauss), the applicable executive will be entitled to the following: (i) accrued obligations, (ii) the Equity Benefits, (iii) with respect to Mr. Malcolm only, a cash payment equal to the sum of $2.25 million, his prior year's base salary and the cash portion of his prior year's bonus, and (iv) vesting of his interest in Cowen Healthcare Royalty Partners. In the event that Mr. Malcolm or Mr. White is terminated due to his death or disability, he or his estate will be entitled to the accrued obligations and the Equity Benefits, as well as, in the case of Mr. Malcolm, the vesting of his interest in Cowen Healthcare Royalty Partners. Upon a change in control of the Company, Messrs. Malcolm and White will be entitled to accelerated vesting of the shares of restricted stock that were granted to them pursuant to their employment agreements. Additionally, all outstanding equity awards will vest in accordance with their applicable grant agreement upon a change in control of the Company. Further, upon a change in control, the restrictions on selling prior to November 2, 2010, shares held by them upon, or received in connection with, the Transactions, as agreed upon in their employment agreements, will lapse.

        Mr. Malcolm's cash severance payments are subject to his signing and not revoking a separation and release agreement. Messrs. Malcolm and White have agreed to abide by an ongoing confidentiality obligation to not solicit customers and employees while they are employed by the Company and for one year after their employment with the Company ends, and to not compete during the term of their employment with the Company.

        The table below reflects the amount of compensation and benefits that would have been payable to each named executive officer in the event that the named executive officer had experienced the following events as of December 31, 2009: (i) a termination for cause, or voluntary termination, (ii) an involuntary termination, (iii) a change in control, (iv) a termination by reason of an executive's death, or (v) a termination by reason of an executive's disability.

		Triggering Events
Name	Type of Payment	Voluntary Termination ($)	Involuntary Termination ($)	Change in Control ($)	Death ($)	Disability ($)
Peter A. Cohen	Cash Severance	0	1,800,000	0	0	0
	Equity Acceleration(1)	0	2,505,314	0	2,505,314	2,505,314
	Total	0	4,305,314	0	2,505,314	2,505,314
Stephen A. Lasota	Cash Severance	0	0	0	0	0
	Equity Acceleration	0	203,133	0	203,133	203,133
	Total	0	203,133	0	203,133	203,133
Christopher A. White	Cash Severance	0	0	0	0	0
	Equity Acceleration	0	1,299,706	893,109	1,299,706	1,299,706
	Total	0	1,299,706	893,109	1,299,706	1,299,706
David M. Malcolm	Cash Severance	0	3,051,923	0	0	0
	Equity Acceleration	0	2,600,834	2,600,834	2,600,834	2,600,834
	Total	0	5,652,757	2,600,834	2,600,834	2,600,834
Morgan B. Stark	Cash Severance	0	3,200,000	0	0	0
	Equity Acceleration	0	2,505,314	0	2,505,314	2,505,314
	Total	0	5,705,314	0	2,505,314	2,505,314
Thomas W. Strauss	Cash Severance	0	1,600,000	0	0	0
	Equity Acceleration	0	1,557,357	0	1,557,357	1,557,357
	Total	0	3,157,357	0	1,557,357	1,557,357

(1)
Includes the value of acceleration of all unvested shares of restricted stock, based on a per share price of $5.92 per share, which was the closing price of our Class A common stock on the Nasdaq Global Market on December 31, 2009, and the value of acceleration of all unvested shares that are subject to options (which is zero, based on a per share price of $5.92 per share and an exercise price of $16.00 per share).

Senior Advisor Agreements

        In addition to the above, the employment agreements with Messrs. Stark and Malcolm provide that upon the applicable executive's retirement on or after December 31, 2010, in the case of Mr. Stark, or following the date in the first quarter of 2012 on which 2011 annual bonuses are paid, in the case of Mr. Malcolm, the executive will be employed by the Company as a senior advisor beginning on the date of his retirement and for three years thereafter, which employment will be governed by a senior advisor agreement. These agreements provide for an annual base salary of $750,000, Company-provided health and medical benefits for the executive, his spouse, and his dependents during the three-year term (to the extent permitted by the terms of the applicable plans), and continued vesting of equity awards. In addition, the agreements provide that if the Company undergoes a change in control during the term of the executive's employment as a senior advisor, he will be entitled to a lump sum cash payment equal to the unpaid balance of his base salary for the remainder of the three-year term. These agreements also subject Messrs. Stark and Malcolm to non-solicitation obligations during the term of their employment and for two years thereafter, and non-competition obligations during the term of their employment and for one year thereafter. Because the senior advisor agreements were not applicable during the 2009 fiscal year, no amounts would have been payable pursuant to them upon any termination of employment occurring during 2009, and no such amounts are reflected in the tabular disclosure above.

SECURITY OWNERSHIP

Beneficial Ownership of Directors, Nominees and Executive Officers

        The following table shows how many shares of our Class A common stock were beneficially owned as of April 20, 2010, by each of our directors, director nominees and Named Executive Officers, and by all of our directors and executive officers as a group. Unless otherwise noted, the stockholders listed in the table have sole voting and investment power with respect to the shares owned by them.

Executive Officers and Directors	Amount and Nature of Beneficial Ownership	Percent of Class
Peter A. Cohen(1)(2)	37,252,171	49.9%
Stephen Kotler	—	*
Jules B. Kroll	70,000	*
David M. Malcolm(3)	668,522	*
Jerome S. Markowitz(4)	25,000	*
Jack H. Nusbaum	30,000	*
L. Thomas Richards, M.D.	12,734	*
Edoardo Spezzotti(5)	—	*
John E. Toffolon, Jr.(6)	64,717	*
Charles W.B. Wardell, III	11,734	*
Joseph R. Wright	50,000	*
Morgan B. Stark(1)(7)	37,252,171	49.9%
Thomas W. Strauss(1)(8)	37,252,171	49.9%
Stephen A. Lasota(9)	20,000	*
Christopher A. White(10)	271,169	*
All directors and named executive officers as a group (15 persons)	38,476,047	51.5%

*
corresponds to less than 1% of Cowen Group Class A common stock.

(1)
The number of shares of Class A common stock beneficially owned by Mr. Cohen, Mr. Stark and Mr. Strauss consists of the 37,536,826 shares issued to RCG upon consummation of the Transactions, less the 284,655 shares sold by RCG in December 2009. In December 2009, the Company completed a public offering of 17,292,698 shares of Class A common stock. Following the offering RCG held 37,252,171 shares of the Company's Class A common stock. C4S & Co., L.L.C. ("C4S") is the managing member of RCG and may be considered to be the beneficial owner of any securities deemed to be beneficially owned by RCG. C4S disclaims beneficial ownership of these securities. Mr. Cohen, Mr. Solomon, Mr. Stark and Mr. Strauss are the sole managing members of C4S and may be considered beneficial owners of any securities deemed to be beneficially owned by C4S. Messrs. Cohen, Stark, Strauss and Solomon disclaim beneficial ownership of these securities, except as otherwise expressly described below.

(2)
Mr. Cohen does not disclaim beneficial ownership with respect to the 2,997,813 shares of Class A common stock that are held by RCG and allocated to Mr. Cohen in connection with his ownership interest in RCG (including shares attributed to unvested REOP interests in RCG granted to Mr. Cohen in connection with the Transactions). However, the distribution by RCG of those shares to Mr. Cohen is subject to certain restrictions.

(3)
Includes 103,390 shares of Class A common stock underlying options exercisable within 60 days.

(4)
Mr. Markowitz has a pecuniary interest in 321,054 shares of Class A common stock that are held by RCG and allocated to Mr. Markowitz in connection with his ownership interest in RCG, but is not deemed to be the beneficial owner of these shares. The distribution by RCG of those shares to Mr. Markowitz is subject to certain restrictions.

(5)
Mr. Spezzotti, the designee of BA Alpine Holdings, Inc. and HVB (each of which is a subsidiary of UniCredit Group), is not deemed to be the beneficial owner of (i) the 8,518,685 shares of Class A common stock that are held by RCG and allocated to BA Alpine Holdings, Inc. or (ii) the 2,713,882 shares of Class A common stock that are held by HVB Alternative Advisors LLC.

(6)
Includes 10,000 shares of Class A common stock held by family trusts.

(7)
Mr. Stark does not disclaim beneficial ownership with respect to the 2,376,924 shares of Class A common stock that are held by RCG and allocated to Mr. Stark in connection with his ownership interest in RCG (including shares attributed to unvested REOP interests in RCG granted to Mr. Stark in connection with the Transactions) and the 58,208 shares of Class A common stock that are held by RCG and allocated to Sidney Stark, Mr. Stark's wife, in connection with her ownership interest in RCG. However, the distribution by RCG of those shares to Mr. and Mrs. Stark is subject to certain restrictions.

(8)
Mr. Strauss does not disclaim beneficial ownership with respect to the 1,817,799 shares of Class A common stock that are held by RCG and allocated to Mr. Strauss in connection with his ownership interest in RCG (including shares attributed to unvested REOP interests in RCG granted to Mr. Strauss in connection with the Transactions) and the 1,056,202 shares of our Class A common stock that are held by RCG and allocated to an entity controlled by Mr. Strauss, in connection with its ownership interest in RCG. However, the distribution by RCG of those shares to Mr. Strauss and the entity is subject to certain restrictions.

(9)
Mr. Lasota has a pecuniary interest in the 62,690 shares of Class A common stock that are held by RCG and allocated to Mr. Lasota in connection with his ownership interest in RCG (including shares attributed to unvested REOP interests in RCG granted to Mr. Lasota in connection with the Transactions), but is not deemed to be the beneficial owner of these shares. The distribution by RCG of those shares to Mr. Lasota is subject to certain restrictions.

(10)
Includes (i) 19,276 shares of Class A common shares underlying options exercisable within 60 days and (ii) 200 shares of Class A common stock owned by Mr. White's children.

 Beneficial Owners of More than Five Percent of Our Class A common stock

        Based on filings made under Section 13(d), Section 13(g) and Section 16 of the Securities Exchange Act of 1934, as of April 20, 2010, the persons known by us to be beneficial owners of more than 5% of our Class A common stock were as follows:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
RCG Holdings LLC(1) 599 Lexington Avenue New York, NY 10022	37,252,171	49.9%
UniCredit S.p.A.(2) c/o Bayerische Hypo- und Vereinsbank AG 150 East 42nd Street New York, New York 10017	8,330,166	11.2%

(1)
Based upon a Form 4 filed with the SEC on December 22, 2009 by RCG Holdings LLC.

(2)
Based upon a Schedule 13D filed with the SEC on March 12, 2010 by UniCredit S.p.A. According to the Schedule 13D, UniCredit S.p.A. reported that it beneficially owns 8,330,166 shares of our Class A common stock, representing (i) 5,616,284 shares held by RCG Holdings LLC and attributable to BA Alpine Holdings, Inc., a subsidiary of UniCredit S.p.A., that are permitted under the RCG Operating Agreement to be distributed to BA Alpine Holdings, Inc., or disposed of on its behalf, beginning the day following the six-month anniversary of the closing of the Transactions, plus (ii) 2,713,882 shares held directly by HVB Alternative Advisors LLC, a subsidiary of UniCredit S.p.A.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons holding 10% or more of our Class A common stock to file initial reports of ownership of our securities and reports of changes in ownership of our securities with the SEC. Based on a review of copies of such reports provided to us and on written representations from our executive officers and directors, we believe that all Section 16(a) filing and disclosure requirements applicable to our executive officers and directors for 2009 have been satisfied.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee is comprised entirely of non-employee directors, none of whom has ever been an officer or employee of the Company and none of whom had any related person transaction involving the Company. During 2009, Mr. Wright, a member of the Company's Board of Directors, was the Chief Executive Officer of Scientific Games Corporation, on whose compensation committee Mr. Cohen, our Chief Executive Officer served as a member. Mr. Wright resigned from his position as Chief Executive Officer of Scientific Games Corporation on December 31, 2009. Except as indicated in the previous sentence, none of our executive officers (1) served as a member of the board of directors or compensation committee of any other entity that had one or more of its executive officers serving as a member of our Compensation Committee or (2) served as a member of the compensation committee of any other entity that had one or more of its executive officers serving as a member of our Board during 2009.

Transactions with Related Persons

  Side-by-Side Investments

        To the extent permissible by applicable law, our principals and certain eligible employees, as well as such individuals' immediate family members and other investors they refer to us, have historically been permitted to invest their own capital either directly in, or in side-by-side investments with, our alternative investment management funds. Side-by-side investments are investments in assets substantially similar to the investments of the applicable fund. Direct investment in, or side-by-side investments with, our funds by such individuals are generally made on the same terms and conditions as the investments made by other third-party investors in the funds, except that such investments are subject to discounted management and performance fees. Certain Company employees who are eligible to make such investments will be permitted to invest their own capital either directly in, or in side-by-side investments with, our funds on the same terms currently available to our employees.

  Cowen Healthcare Royalty Partners

        In connection with Mr. Malcolm's election as President and Chief Executive Officer of Cowen Holdings, he received the right to purchase 6.25% of the general partner of Cowen Healthcare Royalty Partners, L.P. Mr. Malcolm purchased this interest in March 2008.

        On August 7, 2009, Christopher A. White entered into an agreement with Cowen Holdings whereby Mr. White was awarded the right to receive an amount equal to 0.15387% of the profits, if any, in excess of certain minimum levels, earned by the general partner of Cowen Healthcare Royalty Partners, L.P. The award vests in two equal installments, with 50% vesting on the second anniversary of the grant date and 50% vesting on the third anniversary of the grant date, subject to Mr. White's continued employment. Mr. White was one of seventeen Cowen Holdings employees who have received such an award.

  Employment Arrangements

        Andrew Cohen, the son of Peter A. Cohen, is a Managing Director of Ramius, and earned approximately $25,000 in cash in each of November and December of 2009. Mason Stark, the son of Morgan B. Stark, is a Managing Director of Ramius, and earned $33,333 in cash in each of November and December of 2009. In addition, each of Andrew Cohen and Mason Stark received REOP awards in connection with the Transactions which correspond to 57,189 shares and 45,751 shares, respectively, of our Class A common stock.

  Real Estate

        The Company makes certain office systems and space available at a monthly rate of approximately $16,800 to JEMKroll Group, a family consultancy owned and operated by Jules B. Kroll.

  Services Agreement with RCG

        The Company and RCG are parties to a services agreement, under which the Company provides certain services (including accounting services, distribution of annual statements to members of RCG, maintenance and storage of RCG books and records, and coordination services relating to the sale and distribution of restricted shares of our Class A common stock held by RCG), to RCG for a total annual cost to RCG not to exceed $12,000, for a term not to exceed four years from the closing of the Transactions and terminable upon the mutual agreement of both parties.

Review and Approval of Transactions with Related Persons

        To minimize actual and perceived conflicts of interests, our board of directors has adopted a written policy governing transactions in which the Company is a participant, the aggregate amount involved is reasonably expected to exceed $120,000, and any of the following persons has or may have a direct or indirect material interest in the transaction: (a) our executive officers, directors (including nominees) and certain other highly compensated employees, (b) stockholders who own more than 5% of our common stock, and (c) any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law or person (other than a tenant or employee) sharing the same household of any person described in (a) or (b) above. These transactions will be considered "related person transactions."

        Unless exempted from such policy as described below, the policy requires that related person transactions must be reported to our General Counsel, Deputy General Counsel or Chief Compliance Officer who will then submit the related person transaction for review by our Audit Committee. The Audit Committee will review all relevant information available to it and will approve or ratify only those related person transactions that it determines are not inconsistent with the best interests of the Company. If our General Counsel, Deputy General Counsel or Chief Compliance Officer determines that advance approval of a related person transaction is not practicable under the circumstances, the Audit Committee will review, and, in its discretion, may ratify the related person transaction at its next meeting, or at the next meeting following the date that the related person transaction comes to the attention of our General Counsel, Deputy General Counsel or Chief Compliance Officer. However, the General Counsel, Deputy General Counsel or Chief Compliance Officer may present a related person transaction that arises between Audit Committee meetings to the Chair of the Audit Committee, who will review and may approve the related person transaction, subject to the Audit Committee's ratification at its next meeting.

        It is anticipated that any related person transaction previously approved by the Audit Committee or otherwise already existing that is ongoing will be reviewed annually by the Audit Committee to ensure that such transaction has been conducted in accordance with the previous approval granted by the Audit Committee, if any, and that all required disclosures regarding the related person transaction are made.

        In addition to the transactions that are excluded by the instructions to the SEC's related person transaction disclosure rule, the board anticipates it will determine that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of the policy:

  •
  interests arising solely from the related person's position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, (c) the amount involved in the transaction equals less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction;

  •
  a transaction with a significant stockholder, or such stockholder's immediate family members, who has a current Schedule 13G filed with the SEC with respect to such stockholder's ownership of our securities; and

  •
  a transaction that is specifically contemplated by provisions of our charter or bylaws.

        The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the Compensation Committee in the manner specified in its charter.

AUDIT COMMITTEE REPORT AND PAYMENT OF FEES TO OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Audit Committee Report

        The primary function of our Audit Committee is oversight of our financial reporting process, publicly filed financial reports, internal accounting and financial and operational controls, and the independent audit of the consolidated financial statements. The consolidated financial statements of Cowen Group, Inc. for the year ended December 31, 2009, were audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the Company.

        As part of its activities, the Committee has:

  1.
  Reviewed and discussed with management and the independent registered public accounting firm the company's audited financial statements;

  2.
  Discussed with the independent registered public accounting firm the matters required to be communicated under AU Section 380 (Communications with Audit Committees);

  3.
  Received the written disclosures and letter from the independent registered public accounting firm required by the Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence); and

  4.
  Discussed with PricewaterhouseCoopers LLP their independence.

        Management is responsible for the Company's system of internal controls and the financial reporting process. PricewaterhouseCoopers LLP is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing a report thereon. Our Committee's responsibility is to monitor and oversee these processes.

        Based on the foregoing review and discussions and a review of the report of PricewaterhouseCoopers LLP with respect to the consolidated financial statements, we have recommended to the Board of Directors of Cowen Group, Inc. the inclusion of the audited consolidated financial statements in Cowen Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the SEC.

Audit Committee of the Board of Directors of Cowen Group, Inc.
John E. Toffolon, Jr., Chairperson
Jerome S. Markowitz
L. Thomas Richards, M.D.
Charles W.B. Wardell, III

Independent Registered Public Accounting Firm Fees and Other Matters

        The following table presents the aggregate fees billed for services rendered by PricewaterhouseCoopers LLP, our independent registered public accounting firm, for the fiscal years ended December 31, 2009 and December 31, 2008. Fees incurred during the fiscal year ended December 31, 2008 relate to fees billed in connection with the preparation of the consolidated financial statements of Ramius LLC, the accounting predecessor of the Company.

	2009	2008
Audit Fees(1)	2,319,408	1,670,091
Audit-Related Fees(2)	—	—
Tax Fees	—	—
All Other Fees(3)	702,000	—

Total	3,021,408	1,670,091

(1)
Audit fees consisted of fees billed for the audit of our financial statements for the years ended December 31, 2009 and 2008, statutory audits of certain of our subsidiaries, and quarterly reviews of our financial statements. Audit fees do not include work done on behalf of RCG Holdings LLC in connection with the Transaction.

(2)
Audit-Related Fees consisted of fees for services that are reasonably related to the performance of the audit and the review of our financial statements and that are not reported under "Audit Fees."

(3)
All Other Fees consist of one-time fees incurred in November and December 2009 in connection with the Transactions and the December 2009 offering.

Auditor Services Pre-Approval Policy

        The Audit Committee has adopted an Audit Committee Policy Regarding Outside Auditor Services which includes a pre-approval policy that applies to services performed for the Company by our independent registered public accounting firm. In accordance with this policy, we may not engage our independent registered public accounting firm to render any audit or non-audit service unless the service was approved in advance by the Audit Committee or the engagement is entered into pursuant to the pre-approval policies and procedures described below. However, no pre-approval is required with respect to services (other than audit, review or attest services) if (i) the aggregate amount of all such services is no more than 5% of the total amount paid by us to the independent registered public accounting firm during the fiscal year in which the services are provided, (ii) such services were not recognized at the time of engagement to be non-audit services and (iii) such services are promptly brought to the attention of the Audit Committee and approved by either the Audit Committee or the Chairperson of the Audit Committee prior to completion of the audit. During fiscal 2009, no fees were approved by the Audit Committee pursuant to this exemption.

        The pre-approval policy delegates to the Chairperson of the Audit Committee the authority to pre-approve any audit or non-audit services, provided that any approval by the Chairperson is reported to the Audit Committee at the Audit Committee's next regularly scheduled meeting. The Audit Committee may also pre-approve services that are expected to be provided to the Company by the independent registered public accounting firm during the next 12 months and at each regularly scheduled meeting of the Audit Committee, management or the independent registered public accounting firm must report to the Audit Committee each service actually provided to the Company pursuant to the pre-approval.

        Our Audit Committee has determined that the provision of the non-audit services described in the table above was compatible with maintaining the independence of our independent registered public accounting firm. The Audit Committee reviews each non-audit service to be provided and assesses the impact of the service on the registered public accounting firm's independence.

ITEM 2—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        The Audit Committee of our Board of Directors has selected PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the year ending December 31, 2010. While it is not required to do so, our Board of Directors is submitting the selection of PricewaterhouseCoopers LLP for ratification in order to ascertain the views of our stockholders with respect to the choice of audit firm. If the selection is not ratified, the Audit Committee will reconsider its selection. Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting, will be available to answer stockholder questions and will have the opportunity to make a statement if they desire to do so. PricewaterhouseCoopers LLP served as our independent registered public accounting firm for the year ended December 31, 2009.

        The Board of Directors recommends that you vote FOR ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Cowen Group, Inc. and our subsidiaries for the year ending December 31, 2010. The affirmative vote of the holders of a majority of our outstanding shares of Class A common stock voting on the proposal is required to ratify this selection. Proxies will be voted FOR ratification of this selection unless otherwise specified.

ITEM 3—APPROVAL OF THE 2010 EQUITY AND INCENTIVE PLAN

        We are asking our stockholders to approve our 2010 Equity and Incentive Plan. The new plan has been approved by our Board of Directors, upon the recommendation of the Compensation Committee of the Board. As of April 20, 2010, our current equity plans had 124,929 shares remaining that were available for issuance. The primary purpose of the new plan is to increase, initially by 7,500,000, the number of shares available for issuance under stockholder approved plans. A copy of the 2010 Equity and Incentive Plan is attached as Appendix A to this proxy statement. Under Nasdaq Stock Exchange rules, the 2010 Equity and Incentive Plan will not be effective if our stockholders do not approve it.

        Our Board believes that the adoption of the 2010 Equity and Incentive Plan is in the best interests of our stockholders and supports this plan for the following reasons, as discussed more fully below:

  •
  We grant annual equity awards to employees in lieu of—not in addition to—annual cash incentive compensation.

  •
  Equity awards foster an ownership culture and are a critical tool for driving stockholder value and for recruiting, retaining, and motivating employees.

  •
  The 2010 Equity and Incentive Plan, the terms of our annual equity awards, and our employee policies are designed to protect stockholder interests.

  •
  If our stockholders do not approve the 2010 Equity and Incentive Plan, we will be compelled to significantly increase the cash component of employee compensation, and we will lose a critical tool for recruiting, retaining, and motivating employees.

        Annual equity awards are part of—not an addition to—annual compensation. As described above in the "Compensation Discussion and Analysis" section, under our compensation program employees receive a percentage of their total compensation in the form of equity awards in lieu of receiving all compensation in cash. In effect, employees are required to "buy" a number of restricted shares, restricted stock units or options with a portion of a bonus that would otherwise be paid in cash. An employee's total compensation (base salary and bonus) is first determined as a dollar amount and is then entered into the equity distribution grid to determine the equity percentage of their total compensation. The amount of compensation expense to the Company is generally the same over time, whether the compensation is paid in the form of cash, restricted stock, restricted stock units, or stock options.

        Equity awards foster an employee ownership culture and motivate employees to create shareholder value.    The use of equity as part of our compensation program is critical to our success. Our equity awards foster an ownership culture among employees by aligning the financial interests of employees with those of stockholders. Our equity awards help motivate employees to perform at peak levels because the value of these awards is linked to our long-term performance. We have been working to increase employee ownership levels, primarily through annual incentive awards designed to reward employees' performance and to promote retention and an ownership culture among employees.

        Equity awards are a critical recruitment and retention tool.    We would be at a competitive disadvantage if we could not compensate our employees using equity awards. We operate in an intensely competitive environment and our success is closely correlated with recruiting and retaining talented employees and a strong management team. A competitive compensation program is therefore essential to our long-term performance. Our Board believes that equity awards are necessary to attract and retain highly-talented employees. When recruiting an employee from a competitor, firms in our industry typically incur a significant cost in connection with the replacement of equity that is canceled by the employee's prior employer. If our stockholders do not approve the 2010 Equity and Incentive Plan, our employees would not have as significant an amount of equity at risk of cancellation and competitors could recruit them at relatively inexpensive cost. At the same time, our recruiting efforts would be compromised due to the loss of equity as a form of compensation for employees.

        The terms of our annual equity awards are designed to protect stockholder interests.    Our outstanding Equity and Incentive Plans allow the Compensation Committee to determine the vesting, payment, and cancellation provisions of annual equity awards. These terms are designed to encourage employees to focus on our long-term success because employees typically cannot monetize a significant portion of these annual equity awards for at least three years after grant. Furthermore, if an employee terminates his or her employment with us, other than as a result of death, disability, or retirement, the employee will forfeit all unvested equity awards.

        The terms of the 2010 Equity and Incentive Plan are designed to protect stockholder interests.    The 2010 Equity and Incentive Plan prohibits the repricing of stock options and stock appreciation rights (other than an equitable adjustment in connection with a corporate transaction), prohibits the purchase by the Company of out-of-the money stock options and stock appreciation rights and prohibits the settling, cancellation or exchange of any outstanding stock option or stock appreciation right for the grant of a new stock option or stock appreciation right with a lower exercise price, nor may any stock option be granted with a reload mechanism allowing for an automatic grant of a new stock option upon exercise of an outstanding stock option.

        If our stockholders do not approve the 2010 Equity and Incentive Plan, we will need to increase significantly the cash component of employee compensation.    We do not have a sufficient number of shares available under our existing equity plan to continue our equity compensation grant practices. As of April 20, 2010, we had 124,929 shares available in the aggregate for issuance under our Equity and Incentive Plans. If our stockholders do not approve the 2010 Equity and Incentive Plan, we will be compelled to increase the cash component of total compensation, thus reducing the alignment of employee and stockholder interests and losing a critical recruiting, retention, and motivation tool.

        The Board of Directors recommends that you vote FOR approval of the 2010 Equity and Incentive Plan. The affirmative vote of the holders of a majority of the outstanding shares of Class A common stock present in person or represented by proxy and voting affirmatively or negatively on the proposal is required to approve the 2010 Equity and Incentive Plan. Proxies will be voted FOR approval of the plan unless otherwise specified.

        The following paragraphs provide the material details of the 2010 Equity and Incentive Plan. The following description is qualified in its entirety by reference to the full text of the 2010 Equity and Incentive Plan attached as Appendix A to this proxy statement.

Purpose

        The purposes of the 2010 Equity and Incentive Plan are to attract, compensate, motivate, and retain (a) employees of the Company and any of its subsidiaries and affiliates, (b) independent contractors who provide significant services to the Company or any of its subsidiaries or affiliates and (c) non-employee directors of the Company or any of its subsidiaries or affiliates. The 2010 Equity and Incentive Plan is also designed to encourage stock ownership by such persons, thereby aligning their interests with those of our stockholders.

Eligible Individuals

        Awards may be granted to our, or any of our subsidiaries' or affiliates', officers, independent contractors, employees, and non-employee directors or to any individual to whom an offer of employment has been extended. As of April 20, 2010, approximately 590 persons were eligible to receive awards under the 2010 Equity and Incentive Plan, including our executive officers and non-employee directors.

Administration

        At the discretion of our Board of Directors, the 2010 Equity and Incentive Plan will be administered either by our Board of Directors or the Compensation Committee of our Board of Directors, which we refer to in this discussion as the Committee. The Board or the Committee may appoint or delegate to the New Hire and Retention Award Committee authority of the Board or the Committee with respect to certain awards. The Committee will have the authority, in its sole discretion, to administer the plan and to exercise all the power and authority either specifically granted to it under the plan or necessary or advisable in the administration of the plan, including without limitation, the authority to grant awards, to determine the persons to whom and the time or times at which awards shall be granted, to determine the type and number of awards to be granted, the number of shares of stock to which an award may relate, and the terms, conditions, restrictions, and performance goals relating to any award, to determine performance goals no later than such time as is required to ensure that an underlying award which is intended to comply with the requirements of Section 162(m) of the Code, so complies, to determine whether, to what extent, and under what circumstances an award may be settled, cancelled, forfeited, accelerated, exchanged, or surrendered, to make adjustments in the terms and conditions (including performance goals) applicable to awards, to construe and interpret the plan and any award, to prescribe, amend, and rescind rules and regulations relating to the plan, to determine the terms and provisions of the award agreements (which need not be identical for each grantee), and to make all other determinations deemed necessary or advisable for the administration of the plan.

Shares Available under the 2010 Equity and Incentive Plan

Authorized Shares

        The total number of shares of Class A common stock that may be delivered to participants and their beneficiaries under the 2010 Equity and Incentive Plan will initially be 7,500,000, subject to adjustment, as described below. Additionally, commencing on January 1, 2011 and on the first day of each fiscal year of the Company thereafter during the term of the plan, additional shares of common stock representing seven and one-half percent (7.5%) of our shares of common stock outstanding on such date, less shares then available for issuance under the 2010 Equity and Incentive Plan, will automatically become available for grant or settlement of awards. The number of shares available under the plan will be equitably adjusted to reflect certain transactions. Shares delivered under the plan may be either treasury shares or newly issued shares. The closing price of the Class A common stock on the Nasdaq Global Market on April 20, 2010, was $5.68 per share.

        The aggregate awards granted during any fiscal year to any single individual may not exceed (i) 750,000 shares subject to stock options or stock appreciation rights and (ii) 750,000 shares subject to restricted stock or other stock-based awards, in each case subject to adjustment as provided in the plan.

        If any shares subject to an award are forfeited, cancelled, exchanged, or surrendered, or if an award terminates or expires without a distribution of shares, those shares will again be available for issuance under the plan. However, shares of stock that are exchanged by a grantee or withheld by us as full or partial payment in connection with any award under the plan, as well as any shares of stock exchanged by a grantee or withheld by us to satisfy the tax withholding obligations related to any award under the plan, will not be available for subsequent awards under the plan.

        In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off, or other similar change in capitalization or event, or any dividend or distribution to holders of stock other than an ordinary cash dividend, the Company will equitably adjust the number and kind of shares of stock or other property (including cash) that may thereafter be issued in connection with awards or the total number of awards issuable, the number and kind of shares of stock or other property issued or issuable in respect of outstanding awards, the exercise price, grant price, or purchase price relating to any award, the performance goals, the 2010 fiscal year limitation, and the individual limitations applicable to awards, provided that no such adjustment shall cause any award which is subject to Section 409A of the Code to fail to comply with the requirements of such section or otherwise cause any award that does not otherwise provide for a deferral of compensation under Section 409A to become subject to Section 409A.

Performance Goals

        The Committee may determine that the grant, vesting, or settlement of an award granted under the plan may be subject to the attainment of one or more performance goals. The performance criteria that may be applied to an award granted under the plan include:

  •
  earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items);

  •
  pre-tax income or after-tax income;

  •
  earnings per common share (basic or diluted);

  •
  operating profit;

  •
  revenue, revenue growth, or rate of revenue growth;

  •
  return on assets (gross or net), return on investment, return on capital, or return on equity;

  •
  returns on sales or revenues;

  •
  operating expenses;

  •
  stock price appreciation;

  •
  cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital;

  •
  implementation or completion of critical projects or processes;

  •
  economic value created;

  •
  cumulative earnings per share growth;

  •
  operating margin or profit margin;

  •
  common stock price or total stockholder return;

  •
  cost targets, reductions and savings, productivity, and efficiencies;

  •
  strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures, and similar transactions and budget comparisons;

  •
  personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and

  •
  any combination of, or a specified increase in, any of the foregoing.

Stock Options and Stock Appreciation Rights

        Stock option and stock appreciation rights, or SARs, will be evidenced by award agreements that set forth the terms and conditions of the award. A stock option granted under the plan provides a participant with the right to purchase, within a specified period of time, a stated number of shares of common stock at a price specified in the applicable award agreement. Stock options granted under the plan are nonqualified stock options. A SAR confers on the participant the right to receive an amount, either in cash, common stock, or property as set forth in the award agreement or as determined by the Committee, with respect to each share subject to the SAR, equal to the excess of the fair market value of one share of our common stock on the date of exercise over the grant price of the SAR. SARs may be granted alone or in tandem with a stock option. The Committee will determine all of the terms and conditions of stock options and SARs including, among other things, the number of shares subject to the award and the exercise price per share of the award, which in no event may be less than the fair market value of a share of our common stock on the date of grant (in the case of a SAR granted in tandem with a stock option, the grant price of the tandem SAR will be equal to the exercise price of the stock option), and whether the vesting of the award will be subject to the achievement of one or more performance goals. Stock options granted under the plan may not have a term exceeding ten years from the date of grant, and the award agreement will contain terms concerning the termination of the option or SAR following termination of the participant's service with us. Payment of the exercise price of a stock option granted under the plan may be made in cash or by an exchange of our common stock previously owned by the participant, through a "cashless exercise" or other procedure approved by the Committee or by a combination of the foregoing methods.

Restricted Stock and Restricted Stock Units

        The terms and conditions of awards of restricted stock and restricted stock units granted under the plan will be determined by the Committee and set forth in an award agreement. A restricted stock unit confers on the participant the right to receive a share of our common stock or its equivalent value in cash, in the sole discretion of the Committee. These awards will be subject to restrictions on transferability which may lapse under those circumstances that the Committee determines which may include the attainment of one or more performance goals. The Committee may determine that the holder of restricted stock or restricted stock units may receive dividends (or dividend equivalents, in the case of restricted stock units) that may be deferred during the restricted period applicable to these awards. The award agreement will contain terms concerning the termination of the award of restricted stock or restricted stock units following termination of the participant's service with us.

Other Stock-Based or Cash-Based Awards

        The plan also provides for other stock-based and cash-based awards, the form and terms of which will be determined by the Committee consistent with the purposes of the plan. The vesting or payment of one of these awards may be made subject to the attainment of one or more performance goals.

Termination of Employment

        Unless otherwise provided by the Committee or as set forth in an award agreement or employment contract, any unvested options, restricted stock, or other cash-based or equity-based awards will be forfeited upon termination of a grantee's employment with or service to us, our affiliates, or related entities; provided, however, that the Committee may waive, in whole or in part, those forfeiture conditions in the event of terminations resulting from specified causes.

Change in Control

        The plan provides that, unless otherwise determined by the Committee or as set forth in an award agreement, in the event of a change in control (as defined in the plan), any restricted stock that was forfeitable prior to such change in control will become nonforfeitable and any unexercised option or SAR, whether or not exercisable on the date of such change in control, will become fully exercisable and may be exercised in whole or in part. Each other award granted under the plan will be treated as set forth by the Committee, in the applicable award agreement or otherwise.

Payment of Withholding Taxes

        We are authorized to withhold from any payment in respect of any award granted under the plan, or from any other payment to a participant, amounts of withholding and other taxes due in connection with any transaction involving an award. The Committee is permitted to provide in the agreement evidencing an award that the participant may satisfy this obligation by electing to have us withhold a portion of the shares of our common stock to be received upon exercise or settlement of the award.

Transferability of Awards

        Unless otherwise provided in an award agreement, awards granted under the plan generally may not be transferred by a grantee other than by will or the laws of descent and distribution or a transfer to a family member or family-related trust pursuant to a gift or domestic relations order.

Amendment and Termination

        The plan will expire on the tenth anniversary of the date of its adoption. Our Board is permitted to amend, suspend, or terminate the plan in whole or in part at any time, provided that no amendment, expiration, or termination of the plan will adversely affect any then-outstanding award without the consent of the holder of the award. Unless otherwise determined by our Board, an amendment to the plan that requires stockholder approval in order for the plan to continue to comply with applicable law, regulations, or stock exchange requirements will not be effective unless approved by our stockholders. The 2010 Equity and Incentive Plan prohibits the Company from canceling outstanding options that have exercise prices in excess of the fair market value of our common stock in exchange for a payment of cash or equity securities.

Registration

        If this proposal is approved, we intend to register the 7,500,000 shares initially reserved for issuance under our 2010 Equity and Incentive Plan on a registration statement on Form S-8.

Certain Federal Income Tax Consequences

        The following is a brief discussion of the U.S. federal income tax consequences of receiving a nonqualified option under the 2010 Equity and Incentive Plan based on the Code, as in effect as of the date of this summary. The 2010 Equity and Incentive Plan is not qualified under Section 401(a) of the Code. This discussion does not address all aspects of U.S. federal income taxation and does not describe foreign, state, or local tax consequences.

        At the time a participant is required to recognize ordinary compensation income resulting from an option, as described in more detail below, such income will be subject to federal (including, except as described below, Social Security and Medicare) and applicable state and local income tax and applicable tax withholding requirements. If such participant's year-to-date compensation on the date of exercise exceeds the Social Security wage base limit for such year ($106,800 in 2010), such participant will not have to pay Social Security taxes on such amounts. The Company is required to report to the appropriate taxing authorities the ordinary income received by him, together with the amount of taxes withheld to the Internal Revenue Service and the appropriate state and local taxing authorities.

  Tax Effects Upon the Grant and Exercise of Options

        A participant will not recognize taxable income upon the grant of a nonqualified option. A participant will recognize taxable income upon the exercise of a nonqualified option, which is taxed as ordinary compensation income and is based upon the excess of the fair market value of the common stock at exercise over the exercise price.

  Tax Effects Upon the Sale and/or Disposition of Common Shares Acquired in Connection with an Option

        With respect to common stock acquired in connection with the exercise of a nonqualified option, the participant may incur an additional tax liability on the subsequent disposal of such common stock if the shares of common stock are sold at a gain. A participant will be responsible for paying any tax due and ensuring that any sale of common stock by him is reported to the tax authorities as required by applicable law. When a participant sells or otherwise disposes of shares of common stock, an amount equal to the difference between the sale or other disposition price of such shares and the cost basis of such shares will be treated as a capital gain or loss. A participant's cost basis in the shares is equal to the sum of the amount previously taxed to him as compensation income in connection with the exercise of the applicable option plus the amount the participant paid for such shares upon exercise.

        If shares of common stock sold at a gain have been held for less than one year, a short-term capital gain will be recognized, which gain is subject to taxation at ordinary income tax rates. If shares sold at a gain have been held for one year or longer, a long-term capital gain will be recognized, which gain is subject to taxation at long-term capital gain rates. If shares are sold at a loss because the cost basis of the shares exceeds the disposition price of the shares, the loss will be a capital loss, the use of which is limited on the participant's individual federal income tax return.

  Tax Consequences of Change in Control

        The accelerated vesting of options under the plan in connection with a change in control could cause option holders to be subject to the federal excise tax on "excess parachute payments" and cause a corresponding loss of deduction on the part of us.

  Special Rules Applicable to Corporate Insiders

        As a result of the rules under Section 16(b) of the Exchange Act, if a participant is an insider (as defined in the Exchange Act), depending upon whether an exemption from the provisions of Section 16(b) is utilized, he may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of awards. Generally, an insider will not be subject to taxation until the expiration of any period during which he is subject to the liability provisions of Section 16(b) with respect to any particular award.

New Plan Benefits

        The following table sets forth the awards that have been approved by the Committee for grant under the 2010 Equity and Incentive Plan upon its approval. In the event that the 2010 Equity and Incentive Plan is not approved by the Company's stockholders pursuant to this proposal, such awards will not be made, though it is likely that such awards will be replaced with cash awards or payments. The amounts set forth in the following table represent only those grants that have been approved by the Committee to date under the 2010 Equity and Incentive Plan. The future grant of awards under the 2010 Equity and Incentive Plan is entirely within the discretion of the Committee, and we cannot forecast the extent to which such grants that will be made in the future.

NEW PLAN BENEFITS
2010 Equity and Incentive Plan

Name and Position	Dollar Value ($)	Number of Units
Peter A. Cohen Chairman, Chief Executive Officer and President	$339,761	60,889
Stephen A. Lasota Chief Financial Officer	$295,003	52,868
Christopher A. White Former Chief Financial Officer, Chief of Staff	$179,810	32,224
David M. Malcolm Chief Executive Officer and President of Cowen and Company, LLC	$148,082	26,538
Morgan B. Stark Chief Executive Officer and President Ramius LLC, member of the Company's Executive and Operating Committees	$290,701	52,097
Thomas W. Strauss Chief Executive Officer and President Ramius Alternative Solutions, member of the Company's Executive and Operating Committees	$203,034	36,386
Executive Group	$1,912,796	342,795
Non-Executive Director Group
Non-Executive Officer Employee Group	$4,974,905	891,560

 Securities Authorized for Issuance Under Equity Compensation Plans

        The following table summarizes, as of December 31, 2009, the number of shares of our common stock to be issued upon exercise of outstanding options granted under our 2007 and 2006 Equity and Incentive Plans, the weighted-average exercise price of such options, and the number of shares remaining available for future issuance under the plans for all awards as of December 31, 2009.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under the Equity Compensation Plans (Excluding Shares in First Column)
Equity compensation plans approved by security holders	892,782	$15.06	2,739,451	(1)
Equity compensation plans not approved by security holders	None	N/A	None

(1)
This number is based on the 4,725,000 shares currently authorized for issuance under the 2006 Equity and Incentive Plan and 5,500,000 shares authorized for issuance under our Amended 2007 Equity and Incentive Plan. In addition to the 892,782 shares to be issued upon the exercise of outstanding options to purchase our common stock, 6,592,767 shares of restricted stock, common stock and restricted stock units were issued under the plans and were outstanding as of December 31, 2009. All of the 2,739,451 shares available for future issuance under the plan as of December 31, 2009, may be granted in the form of restricted stock, restricted stock units, options or another equity-based award authorized under the plan. As of April 20, 2009, we had 124,929 shares remaining available for grant under the equity plans.

STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

        In order for a stockholder proposal, including a director nomination, to be considered for inclusion in our proxy statement for the 2011 annual meeting of stockholders, the written proposal must be received at our principal executive offices on or before January 2, 2011. The proposal should be addressed to Cowen Group, Inc., Attention: Corporate Secretary, 599 Lexington Avenue, New York, New York, 10022. The proposal must comply with SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

        In accordance with our bylaws, a stockholder who wishes to present a proposal for consideration at the 2011 annual meeting must deliver a notice of the matter the stockholder wishes to present to our principal executive offices in New York, New York, at the address identified in the preceding paragraph, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year's annual meeting. Accordingly, any notice given by or on behalf of a stockholder pursuant to these provisions of our bylaws (and not pursuant to Rule 14a-8 of the SEC) must be received no earlier than February 8, 2011, and no later than March 9, 2011. The notice should include (i) a brief description of the business desired to be brought before the 2011 annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder, (iii) the class or series and number of shares of capital stock of the Company beneficially owned or owned of record by the stockholder, (iv) a description of all arrangements or understandings between the stockholder and any other person or persons (including their names) in connection with the proposal and any material interest of the stockholder in such business and (v) a representation that the stockholder intends to appear in person or by proxy at the 2011 annual meeting to bring such business before the meeting.

 ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K

        Our 2009 Annual Report to Stockholders, including financial statements for the year ended December 31, 2009, accompanies this proxy statement. Stockholders may obtain an additional copy of our Annual Report and/or a copy of our Form 10-K filed with the SEC for the year ended December 31, 2009, without charge by viewing these documents on our Web site at www.cowen.com or by writing to Cowen Group, Inc., Attention: Investor Relations, 599 Lexington Avenue, New York, New York, 10022.

 HOUSEHOLDING

        The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. Currently, only brokers household our proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

        If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please contact your broker. Any householded stockholder may request a copy of the proxy statement and/or annual report by contacting us in writing or by telephone at Cowen Group, Inc., Attention: Investor Relations, 599 Lexington Avenue, New York, New York, 10022, (646) 562-1888. We will deliver promptly upon written or oral request a separate copy of our annual report and/or proxy statement to a stockholder at a shared address to which a single copy of either document was delivered.

OTHER MATTERS

        We do not know of any other matters that may be presented for consideration at the annual meeting. If any other business does properly come before the meeting, the persons named as proxies on the enclosed proxy card will vote as they deem in the best interests of Cowen Group, Inc.

Appendix I

COWEN GROUP, INC.
2010 EQUITY AND INCENTIVE PLAN

        1.     PURPOSE; TYPES OF AWARDS; CONSTRUCTION.

        The purposes of the 2010 Equity and Incentive Plan of Cowen Group, Inc. are to attract, motivate and retain (a) employees of the Company and any of its Subsidiaries and Affiliates, (b) independent contractors who provide significant services to the Company or any of its Subsidiaries or Affiliates and (c) non-employee directors of the Company or any of its Subsidiaries or Affiliates. The Plan is also designed to encourage stock ownership by such persons, thereby aligning their interest with those of the Company's shareholders.

        2.     DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

  (a)
  "Affiliate" with respect to any Person, means an affiliate of such Person, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

  (b)
  "Award" means individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or Other Cash-Based Awards.

  (c)
  "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

  (d)
  "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

  (e)
  "Board" means the Board of Directors of the Company.

  (f)
  "Cause" shall have the meaning set forth in the Grantee's applicable Award Agreement.

  (g)
  "Change in Control" shall have the meaning set forth in Section 7(b) hereof.

  (h)
  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  (i)
  "Committee" means the committee established by the Board to administer the Plan. To the extent required by applicable law or the listing requirements of the national securities exchange on which the Stock may be listed, or to the extent deemed desirable by the Board, the Committee shall consist of not fewer than two directors who shall be appointed from time to time by, and shall serve at the pleasure of, the Board and who are (a) "non-employee directors" under Rule 16b-3 of the Exchange Act, (b) "outside directors" under Section 162(m) of the Code and/or (c) "independent directors" pursuant to the national securities exchange on which the Stock may be listed, as applicable.

  (j)
  "Company" means Cowen Group, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

  (k)
  "Covered Employee" shall have the meaning set forth in Section 162(m)(3) of the Code.

  (l)
  "Disability" shall have the meaning set forth in the Grantee's applicable Award Agreement.

  (m)
  "Effective Date" means the date that the Plan was adopted by the Board, subject to stockholder approval.

  (n)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

  (o)
  "Fair Market Value" means, with respect to any property (including, without limitation, any Stock or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Except as otherwise provided by the Committee, the Fair Market Value of a share of Stock as of a given date shall be the closing sales price for one share of Stock on the NASDAQ Global Market or such other national securities market or exchange as may at the time be the principal market for the Stock, or if the Stock is not traded on such national securities market or exchange on such date, then on the next preceding date on which the Stock was traded.

  (p)
  "Grantee" means a person who, as an employee of or independent contractor or non-employee director with respect to the Company or a Subsidiary or an Affiliate of the Company, has been granted an Award under the Plan.

  (q)
  "New Hire and Retention Award Committee" means the committee of one or more individuals established by the Board or the Committee pursuant to Section 3(a).

  (r)
  "Option" means a right, granted to a Grantee under Section 6(b)(i), to purchase shares of Stock. No Options granted under the Plan shall be considered an "incentive stock option" (within the meaning of Section 422 of the Code).

  (s)
  "Other Cash-Based Award" means an Award granted to a Grantee under Section 6(b)(v) hereof, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.

  (t)
  "Other Stock-Based Award" means an Award granted to a Grantee pursuant to Section 6(b)(v) hereof, that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock including but not limited to performance units or dividend equivalents, each of which may be subject to the attainment of Performance Goals or a period of continued employment or other terms and conditions as permitted under the Plan.

  (u)
  "Performance Goals" means performance goals based on one or more of the following criteria: (i) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per common share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) cumulative earnings per share growth; (xiv) operating margin or profit margin; (xv) common stock price or total stockholder return; (xvi) cost targets, reductions and savings, productivity and efficiencies; (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions and budget comparisons; (xviii) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations and the completion of other corporate transactions; and (xix) any combination of, or a specified increase in, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or a Subsidiary or Affiliate of the Company, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals shall be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate of the Company or the financial statements of the Company or any Subsidiary or Affiliate of the Company, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

  (v)
  "Person" shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (1) the Company or any of its Subsidiaries, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (5) any person or entity who is eligible, pursuant to Rule 13d-1(b) of the Exchange Act, to file a statement on Schedule 13G with respect to its beneficial ownership of the Company's Stock, whether or not such person or entity shall have filed a Schedule 13G, unless such person or entity shall have filed a Schedule 13D with respect to beneficial ownership of the Company's Stock.

  (w)
  "Plan" means this Cowen Group, Inc. 2010 Equity and Incentive Plan, as amended from time to time.

  (x)
  "Restricted Stock" means a share of Stock granted to a Grantee under Section 6(b)(iii) that is subject to restrictions set forth in the Plan or any Award Agreement.

  (y)
  "Restricted Stock Unit" means a right granted to a Grantee under Section 6(b)(iv) to receive Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of specified performance or other criteria.

  (z)
  "Rule 16b-3" means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

  (aa)
  "Stock" means shares of Class A common stock, par value $0.01 per share, of the Company.

  (bb)
  "Stock Appreciation Right" or "SAR" means the right, granted to a Grantee under Section 6(b)(ii), to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right, such amount to be paid in cash, Stock, or other property.

  (cc)
  "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3.     ADMINISTRATION.

          (a)   At the discretion of the Board, the Plan shall be administered either (i) by the Board or (ii) by the Committee. In the event the Board is the administrator of the Plan, references herein to the Committee shall be deemed to include the Board. The Board may from time to time appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused. The Committee shall choose one of its members as chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting. The Board or the Committee may appoint and delegate to another committee ("New Hire and Retention Award Committee") any or all of the authority of the Board or the Committee, as applicable, with respect to Awards to Grantees other than Grantees who are subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company at the time any such delegated authority is exercised. With respect to Awards that are intended to meet the performance-based compensation exception of Section 162(m) of the Code and that are made to a Grantee who is expected to be a Covered Employee, such delegation shall not include any authority which, if exercised by the New Hire and Retention Award Committee rather than by the Committee, would cause the Grantee's Award to fail to meet such exception.

          (b)   Any action may also be taken without the necessity of a meeting by a written instrument signed by a majority of the Committee. The decision of the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the power and authority either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including without limitation, the authority to grant Awards, to determine the persons to whom and the time or times at which Awards shall be granted, to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and Performance Goals relating to any Award; to determine Performance Goals no later than such time as is required to ensure that an underlying Award which is intended to comply with the requirements of Section 162(m) of the Code so complies; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, accelerated, exchanged, or surrendered; to make adjustments in the terms and conditions (including Performance Goals) applicable to Awards; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Award Agreements (which need not be identical for each Grantee); and to make all other determinations deemed necessary or advisable for the administration of the Plan. Notwithstanding the foregoing and except as otherwise provided in Section 5(b) hereof, the Committee shall not have the power or authority to (i) lower the exercise price of an outstanding Option or SAR, (ii) settle, cancel or exchange any outstanding Option or SAR in consideration for the grant of a new Option or SAR with a lower exercise price or for consideration in cash or other equity securities of the Company, or (iii) grant any Option with a reload mechanism allowing for an automatic grant of a new Option upon exercise of an outstanding Option, without in each such instance obtaining stockholder approval. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement granted hereunder in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No Committee member (or member of the New Hire and Retention Award Committee) shall be liable for any action or determination made with respect to the Plan or any Award.

        4.     ELIGIBILITY.

          Awards may be granted to officers, independent contractors, employees and non-employee directors of the Company or of any of its Subsidiaries and Affiliates (as long as the affiliation is sufficient that the Company stock is "service recipient stock" for purposes of Section 409A) as well as any individual to whom an offer of employment has been extended.

        5.     STOCK SUBJECT TO THE PLAN.

          (a)   The maximum number of shares of Stock reserved for the grant or settlement of Awards under the Plan (the "Share Limit") shall be 7,500,000, and shall be subject to adjustment as provided in section 5(b) herein. In addition to the foregoing, subject to section 5(b) herein, commencing on January 1, 2011, and on the first day of each fiscal year of the Company thereafter during the term of the Plan, additional shares of Stock representing seven and one-half percent (7.5%) of the Company's outstanding shares of Stock on such date, less shares of Stock then available for issuance under the Plan, will be added to the Share Limit; provided that in no event shall this provision for automatic increase apply on any date that occurs after the tenth (10th) anniversary of the Effective Date without additional stockholder approval. The aggregate Awards granted during any fiscal year to any single individual shall not exceed (i) 750,000 shares subject to Options or Stock Appreciation Rights and (ii) 750,000 shares subject to Restricted Stock or Other Stock-Based Awards (other than Stock Appreciation Rights), in each case subject to adjustment as provided in subsection (b) herein. Determinations made in respect of the limitation set forth in the preceding sentence shall be made in a manner consistent with Section 162(m) of the Code. Such shares may, in whole or in part, be authorized but unissued shares or treasury shares. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Grantee, the shares of stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, shares of Stock that are exchanged by a Grantee or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any shares of Stock exchanged by a Grantee or withheld by the Company or any of its Subsidiaries to satisfy the tax withholding obligations related to any Award under the Plan, shall not be available for subsequent Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.

          (b)   In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Stock other than an ordinary cash dividend, (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Awards or the total number of Awards issuable under the Plan (including the automatic increase mechanism set forth in Section 5(a) above), (ii) the number and kind of shares of Stock or other property issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price or purchase price relating to any Award, (iv) the Performance Goals and (v) the individual limitations applicable to Awards shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board; provided that, no such adjustment shall cause any Award hereunder which is subject to Section 409A of the Code ("Section 409A") to fail to comply with the requirements of such section or otherwise cause any award that does not otherwise provide for a deferral of compensation under Section 409A to become subject to Section 409A.

        6.     SPECIFIC TERMS OF AWARDS.

          (a)    General.    The term of each Award shall be for such period as may be determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate of the Company upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis subject to compliance with Section 409A.

          (b)    Awards.    The Committee is authorized to grant to Grantees the following Awards, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter.

            (i)    Options.    The Committee is authorized to grant Options to Grantees on the following terms and conditions:

              (A)    Exercise Price.    The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, but in no event shall the exercise price of an Option per share of Stock be less than the Fair Market Value of a share of Stock as of the date of grant of such Option. The purchase price of Stock as to which an Option is exercised shall be paid in full at the time of exercise; payment may be made in cash, which may be paid by check, or other instrument acceptable to the Company, or, with the consent of the Committee, in shares of Stock, valued at the Fair Market Value on the date of exercise (including shares of Stock that otherwise would be distributed to the Grantee upon exercise of the Option) or by surrender of outstanding Awards under the Plan, or the Committee may permit such payment of exercise price by any other method it deems satisfactory in its discretion. In addition, subject to applicable law and pursuant to procedures approved by the Committee, payment of the exercise price may be made through the sale of Stock acquired on exercise of the Option, valued at Fair Market Value on the date of exercise, sufficient to pay for such Stock (together with, if requested by the Company, the amount of federal, state or local withholding taxes payable by Grantee by reason of such exercise). Any amount necessary to satisfy applicable federal, state or local tax withholding requirements shall be paid promptly upon notification of the amount due.

              (B)    Term and Exercisability of Options.    Options shall be exercisable beginning no sooner than the first anniversary of their date of grant and at such times and upon such conditions as the Committee may determine, and, subject to Section 6(b)(i)(C), shall remain exercisable over the exercise period (which exercise period shall not exceed ten years from the date of grant), as reflected in the Award Agreement; provided that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time (including within the first year) and under such circumstances as it, in its sole discretion, deems appropriate.

              (C)    Termination of Employment.    Upon termination of employment with or service to the Company or any Affiliate or Subsidiary of the Company (or any other entity for which the Stock constitutes "service recipient Stock" within the meaning of Section 409A), all unvested Options shall immediately terminate and be forfeited; provided, that the Award Agreement may provide that such forfeiture conditions relating to the Options will be waived in whole or in part in the event of terminations resulting from specified causes.

              (D)    Other Provisions.    Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options (or proceeds of sale thereof), as the Committee may prescribe in its discretion or as may be required by applicable law.

            (ii)    SARs.

              (A)    Independent or Tandem Awards.    SARs may be granted independently or in tandem with an Option. A SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of a SAR may be made in cash, Stock, or property as specified in the Award Agreement or determined by the Committee.

              (B)    Terms.    A SAR shall confer on the Grantee a right to receive an amount with respect to each share subject thereto, upon exercise thereof, equal to the excess of (1) the Fair Market Value of one share of Stock on the date of exercise over (2) the grant price of the SAR (which in the case of a SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine but not less than Fair Market Value on the date of grant).

            (iii)    Restricted Stock.

              (A)    Terms.    The Committee may grant Awards of Restricted Stock, alone or in tandem with other Awards under the Plan, subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Award Agreement (provided that any such Award is subject to the vesting requirements described herein). The vesting of a Restricted Stock Award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary or Affiliate of the Company, upon the attainment of specified Performance Goals, and/or upon such other criteria as the Committee may determine in its sole discretion. Notwithstanding any other provision of this Plan (other than with respect to Awards subject to Performance Goals), the Board or the Committee may, in its discretion, either at the time a Restricted Stock Award is made or at any time thereafter, waive the forfeiture provisions or remove or modify any part or all of the restrictions applicable to the Restricted Stock Award, provided that the Board or the Committee may only exercise such rights in extraordinary circumstances, which shall include, without limitation, death or disability of the Grantee; estate planning needs of the Grantee; a merger, consolidation, sale, reorganization, recapitalization, or change in control of the Company; or any other nonrecurring significant event affecting the Company, a Grantee or the Plan.

              (B)    Price.    The Committee shall determine the price, if any, to be paid by the Grantee for each share of Restricted Stock subject to the Award. Each Award Agreement with respect to such stock award shall set forth the amount (if any) to be paid by the Grantee with respect to such Award and when and under what in circumstances such payment is required to be made.

              (C)    Non-Transferability.    The Committee may, upon such terms and conditions as the Committee determines, provide that a certificate or certificates representing the shares underlying a Restricted Stock Award shall be registered in the Grantee's name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Award Agreement, or that such certificate or certificates shall be held in escrow by the Company on behalf of the Grantee until such shares become vested or are forfeited. Except as provided in the applicable Award Agreement, no shares of Stock underlying a Restricted Stock Award may be assigned, transferred, or otherwise encumbered or disposed of by the Grantee until such shares of Stock have vested in accordance with the terms of such Award.

              (D)    Voting and Dividends.    A Grantee shall have the right to vote and receive dividends on Restricted Stock granted under the Plan, including cash dividends (subject to such payment restrictions as the Board may provide and applicable law allows). Unless otherwise provided in the applicable Award Agreement, any Stock received as a dividend on or in connection with a stock split of the shares of Stock underlying a Restricted Stock Award shall be subject to the same restrictions as the shares of Stock underlying such Restricted Stock Award.

              (E)    Termination of Employment.    Upon termination of employment with or service to the Company or any Affiliate or Subsidiary of the Company (including by reason of such Subsidiary or Affiliate ceasing to be a Subsidiary or Affiliate of the Company), during the applicable restriction period, Restricted Stock shall be forfeited; provided, that the Award Agreement may provide that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

            (iv)    Restricted Stock Units.

              (A)    Terms.    The Committee is authorized to grant Restricted Stock Units to the Grantees which shall be subject to a deferral period as set forth in the applicable Award Agreement. Delivery of Stock or cash, as determined by the Committee, will occur upon expiration of the deferral period specified for Restricted Stock Units in the Award Agreement. In addition, the Committee may determine that the deferral period shall expire only upon the attainment of Performance Goals. The Grantee shall be entitled to receive dividend equivalents which shall accrue and be paid to the Grantee at the end of the Company's fiscal quarter in which such dividend is paid to the stockholders of the Company.

              (B)    Termination of Employment.    Upon termination of employment with or service to the Company or any Affiliate or Subsidiary of the Company (including by reason of such Subsidiary or Affiliate ceasing to be a Subsidiary or Affiliate of the Company), during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of Stock or cash to which such Restricted Stock Units relate, all Restricted Stock Units and any accrued but unpaid dividend equivalents that are then subject to deferral or restriction shall be forfeited; provided, that the Award Agreement may provide that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

            (v)    Other Stock-Based or Cash-Based Awards.

              (A)    Terms.    The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including the Performance Goals and performance periods.

              (B)    Maximum Payment Value.    With respect to a Covered Employee, the maximum value of the aggregate payment that any Grantee may receive with respect to Other Cash-Based Awards pursuant to this Section 6(b)(v) in respect of any annual performance period is $10 million and for any other performance period in excess of one year, such amount multiplied by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve. No payment shall be made to a Covered Employee prior to the certification by the Committee that the Performance Goals have been attained. The Committee may establish such other rules applicable to the Other Stock- or Cash-Based Awards to the extent not inconsistent with Section 162(m) of the Code.

              (C)    Adjustment of Payments.    Payments earned in respect of any Cash-Based Award may be decreased or, with respect to any Grantee who is not a Covered Employee, increased in the sole discretion of the Committee based on such factors as it deems appropriate. Notwithstanding the foregoing, any Awards may be adjusted in accordance with Section 5(b) hereof.

        7.     CHANGE IN CONTROL PROVISIONS.

          (a)   Unless otherwise provided for in an Award Agreement or a Grantee's employment agreement, or as otherwise determined by the Committee, upon the occurrence of a Change in Control, all outstanding Awards shall become fully vested and exercisable and all restrictions, forfeiture conditions or deferral periods on any outstanding Awards shall immediately lapse, and payment under any Awards shall become due, as applicable; provided, however, that payment under any Awards constituting a deferral of compensation within the meaning of Section 409A of the Code shall be accelerated upon a Change in Control only to the extent such Change in Control constitutes a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company's assets, in either case within the meaning of Section 409A of the Code.

          (b)   A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

            (i)    any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than forty percent (40%) of the combined voting power of the Company's then outstanding voting securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

            (ii)   the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date the Plan is approved by the Board (the "Approval Date"), constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Approval Date or whose appointment, election or nomination for election was previously so approved or recommended by such directors; provided, however, that no Change in Control for this purpose shall be deemed to occur by virtue of (A) the death, disability, retirement or voluntary resignation of any directors, or (B) the resignation, removal or other departure of any director under circumstances involving cause or under circumstances involving the affirmative vote, approval or acceptance of such departure by a majority of the remaining directors; or

            (iii)  there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or other entity, other than (A) a merger or consolidation which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than forty percent (40%) of the combined voting power of the Company's then outstanding securities; or

            (iv)  the stockholders of the Company approve a plan of liquidation or dissolution of the Company or there is consummated an agreement for the sale or other disposition, directly or indirectly, by the Company of all or substantially all of the Company's assets, other than such sale or other disposition by the Company of all or substantially all of the Company's assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which is owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

        8.     GENERAL PROVISIONS.

          (a)    Nontransferability, Deferrals and Settlements.    Unless otherwise provided in an Award Agreement, Awards shall not be transferable by a Grantee except by will or the laws of descent and distribution or a transfer to a family member or family-related trust pursuant to a gift or domestic relations order. Except with respect to Options, SARs and restricted Stock, the Committee may require or permit Grantees to elect to defer the issuance of shares of Stock, or the settlement of Awards in cash under such rules and procedures as established under the Plan to the extent that such deferral complies with Section 409A of the Code and any regulations or guidance promulgated thereunder. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

          (b)    No Right to Continued Employment, etc.    Nothing in the Plan or in any Award granted or any Award Agreement, promissory note or other agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ or service of the Company or any of its Subsidiaries or Affiliates or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement, promissory note or other agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate such Grantee's employment or service.

          (c)    Taxes.    The Company or any Subsidiary or Affiliate of the Company is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Grantee, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property with a Fair Market Value not in excess of the minimum amount required to be withheld and to make cash payments in respect thereof in satisfaction of a Grantee's tax obligations.

          (d)    Stockholder Approval; Amendment and Termination.    The Plan became effective on the Effective Date. The Board may amend, alter or discontinue the Plan, provided that no amendment, alteration, waiver or discontinuation shall be made that would impair the rights of a Grantee under any Award theretofore granted without such Grantee's consent; and provided further that no amendment that requires stockholder approval under any applicable law or the regulations of any stock exchange shall be effective unless and until such stockholder approval is obtained; and provided further that if the applicable stock exchange amends its corporate governance rules so that such rules no longer require stockholder approval of material revisions or material amendments (as applicable) to equity compensation plans, then, from and after the effective date of such amendment to the stock exchange rules, no amendment to the Plan (i) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 5(b)), (ii) expanding the types of Awards that may be granted under the Plan, or (iii) materially expanding the class of participants eligible to participate in the Plan shall be effective unless stockholder approval is obtained. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall terminate on the tenth anniversary of its Effective Date. No Awards shall be granted under the Plan after such termination date.

          (e)    No Rights to Awards; No Stockholder Rights.    No Grantee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Grantees. Except as provided specifically herein, a Grantee or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of a stock certificate to him or her for such shares.

          (f)    Unfunded Status of Awards.    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award shall give any such Grantee any rights that are greater than those of a general creditor of the Company.

          (g)    No Fractional Shares.    No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (h)    Regulations and Other Approvals or Requirements.

            (i)    The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

            (ii)   Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

            (iii)  In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

          (i)    Governing Law.    The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

          (j)    Compliance with Laws.

            (i)    The Plan is intended to comply with the requirements of Section 409A of the Code and shall be interpreted accordingly. In the event that any provision of this Plan would or may cause any Award under the Plan to fail to comply with Section 409A, such provision may be deemed null and void and the Company and the Grantee agree to amend or restructure any Award Agreement, to the extent necessary and appropriate to avoid adverse tax consequences under Section 409A.

            (ii)   The Plan is intended to comply with the requirements of Section 162(m) and Rule 16b-3 of the Exchange Act and shall be interpreted accordingly.

          (k)    Provisions for Foreign Participants.    The Board may modify Awards granted to Grantees who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01701C 1 U P + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + A Proposals — The Board of Directors recommends a vote FOR the nominees listed and FOR Proposals 2 and 3. X Cowen Group, Inc. B Non-Voting Items For Against Abstain 2. Ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2010. For Against Abstain 3. Approve the 2010 Equity and Incentive Plan. 01 - Peter A. Cohen 04 - David M. Malcolm 07 - Edoardo Spezzotti 02 - Steven Kotler 05 - Jerome S. Markowitz 08 - John E. Toffolon, Jr. 03 - Jules B. Kroll 06 - Jack H. Nusbaum 09 - Joseph R. Wright 1. Elect nine members to the Board of Directors, each for a one-year term. For Withhold For Withhold For Withhold Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Change of Address — Please print new address below. MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 MMMMMMM 0 2 5 7 5 0 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 1234 5678 9012 345 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Vote by Internet Log on to the Internet and go to www.investorvote.com Follow the steps outlined on the secured website. Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. Follow the instructions provided by the recorded message. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 12:00 a.m. EDT on June 7, 2010.

. Notice of Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — June 7, 2010 Peter A. Cohen and J. Kevin McCarthy, or each of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Cowen Group, Inc. to be held on June 7, 2010 or at any postponement or adjournment thereof. (Items to be voted appear on reverse side.) Proxy — Cowen Group, Inc. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.